                                                                   EXHIBIT 10.27


                                LEASE AGREEMENT

                                    Between

                          600 WINTER STREET, L.L.C.,
                     a Delaware limited liability company


                                  as Landlord

                                      And

                          EXODUS COMMUNICATIONS, INC.


                                   as Tenant

                         Dated as of December 25, 1997

                               TABLE OF CONTENTS
                               -----------------

1.  PREMISES; ACQUISITION CONTINGENCY.................................................................     1

     1.1.   Demise of Premises; Acquisition Contingency...............................................     1
     1.2.   Delay in Delivery of Premises.............................................................     2

2.  CONDITION OF PREMISES; ENVIRONMENTAL MATTERS;.....................................................     2

     2.1.   Environmental Matters; Definitions........................................................     2
     2.2.   Tenant's Environmental Covenants..........................................................     4
     2.2A.  Tenant's Environmental Warranties.........................................................     7
     2.3.   Survival..................................................................................     7
     2.4.   Tenant's Acceptance.......................................................................     7
     2.5.   Title and Condition.......................................................................     8

2A.  CONSTRUCTION OF INITIAL IMPROVEMENTS.............................................................     9

3.  USE OF PREMISES...................................................................................    11

     3.1.   Permitted Use.............................................................................    11
     3.2.   Certificate of Occupancy..................................................................    12
     3.3.   Compliance with Legal Requirements and Insurance..........................................    12
     3.4.   Failure to Comply.........................................................................    12

4.  TERM..............................................................................................    13

     4.1.   Primary Term..............................................................................    13
     4.2.   Extended Term.............................................................................    13

5. RENT...............................................................................................    14

     5.1.   Basic Rent................................................................................    14
     5.2.   Additional Rent...........................................................................    14
     5.3.   Inclusion in "Rent".......................................................................    14
     5.4.   Late Payment of Rent......................................................................    14
     5.5.   Lease Interest Rate.......................................................................    14
     5.6.   Security Deposit..........................................................................    15
     5.7.   Transfer of Security Deposit..............................................................    15
     5.8.   Rent Adjustments..........................................................................    16



                                      (i)


6.  NET LEASE; NON-TERMINABILITY......................................................................    23

     6.1.   Net Lease.................................................................................    23
     6.2.   Non-Terminability.........................................................................    23

7.  CONTEST AND UTILITIES.............................................................................    24

     7.1.   Contest...................................................................................    24

8.  INDEMNIFICATION AND WAIVER........................................................................    26

     8.1.   Indemnification...........................................................................    26
     8.2.   Waiver....................................................................................    26

9.  LIENS; LANDLORD'S RIGHTS 27

     9.1.   Liens.....................................................................................    27
     9.2.   Landlord's Rights.........................................................................    28

10.  MAINTENANCE AND REPAIR; ENCROACHMENTS; MAINTENANCE OF COMMON AREAS...............................    28

     10.1.  Maintenance and Repair....................................................................    28
     10.2.  Encroachments or Violations of Improvements...............................................    29
     10.3   Maintenance of Common Areas...............................................................    29

11.  ALTERATIONS......................................................................................    30

     11.1.  Permitted Alterations.....................................................................    30
     11.2.  Insurance in Connection with Alterations..................................................    31
     11.3.  Compliance with Laws......................................................................    31
     11.4.  Signs.....................................................................................    31
     11.5.  Alterations at Surrender..................................................................    31

12.  INSURANCE........................................................................................    32

     12.1.  Liability Insurance.......................................................................    32
     12.2.  Property Insurance........................................................................    32
     12.3.  Update of Value...........................................................................    32
     12.4.  Intentionally Deleted.....................................................................    33
     12.5.  Landlord's Rights.........................................................................    33
     12.6.  Waiver of Subrogation.....................................................................    33
     12.7.  Delivery to Landlord......................................................................    33

13.  DAMAGE OR DESTRUCTION............................................................................    33


                                     (ii)


     13.1.  Damage or Destruction.....................................................................    33
     13.2.  Abatement of Rent.........................................................................    35

14.  CONDEMNATION.....................................................................................    35

     14.1.  Substantial Condemnation..................................................................    35
     14.2.  Non-Substantial Condemnation..............................................................    35

15.  INTENTIONALLY DELETED............................................................................    36

16.  ASSIGNMENT AND SUBLETTING........................................................................    36

     16.1.  Assignment and Subletting.................................................................    36
     16.2.  Rentals Based on Net Income...............................................................    36
     16.3.  Tenant to Remain Obligated................................................................    36
     16.4.  Tenant's Notice; Landlord's Right to Terminate............................................    37
     16.5.  Landlord's Consent........................................................................    37
     16.6.  Profits...................................................................................    38
     16.7.  Assignee to Assume Obligations............................................................    39
     16.8.  Change of Control.........................................................................    39
     16.9.  Permitted Subleases.......................................................................    39

17.  LETTER OF CREDIT.................................................................................    40

     17.1.  Letter of Credit..........................................................................    40
     17.2.  Release of Letter of Credit...............................................................    41

18.  FINANCIAL STATEMENTS; INSPECTION.................................................................    41

     18.1.  Financial Statements......................................................................    41
     18.2.  Inspection................................................................................    41

19.  FIXTURES.........................................................................................    42

     19.1.  Fixtures..................................................................................    42
     19.2.  Equipment.................................................................................    42
     19.3.  Removal...................................................................................    42

20.  EVENTS OF DEFAULT; REMEDIES......................................................................    42

     20.1.   Event of Default.........................................................................    42
     20.2.   Landlord's Remedies......................................................................    45


                                     (iii)



     20.3.   Waiver...................................................................................    46
     20.4.   Injunction...............................................................................    47
     20.5.   Remedies Cumulative......................................................................    47
     20.6.   Landlord's Right to Cure Events of Default...............................................    47

21.  EXPENSES OF ENFORCEMENT..........................................................................    48

     21.1.   Expenses of Enforcement..................................................................    48

22.  SUBORDINATION TO MORTGAGES.......................................................................    48

     22.1.  Subordination.............................................................................    48
     22.2.  Non-Disturbance and Attornment............................................................    48

23.  ESTOPPEL CERTIFICATE; CONSENT TO ASSIGNMENT......................................................    49

     23.1.  Form Estoppel Certificate.................................................................    49
     23.2.  Consent to Assignment.....................................................................    49
     23.3.  Failure to Deliver........................................................................    49

24.  MERGER...........................................................................................    50

     24.1.  No Merger.................................................................................    50

25.  SURRENDER........................................................................................    50

     25.1.  Surrender.................................................................................    50
     25.2.  Equipment.................................................................................    51
     25.3.  Holding Over..............................................................................    51

26.  SEPARABILITY; SAVINGS CLAUSE.....................................................................    52

     26.1.  Separability..............................................................................    52
     26.2.  Savings Clause............................................................................    52

27.  BROKERAGE........................................................................................    52

     27.1.  Brokerage.................................................................................    52

28.  RECORDING OF MEMORANDUM OF LEASE.................................................................    52

     28.1.  Recording.................................................................................    52


                                     (iv)


29.  NOTICES..........................................................................................    52

     29.1.  Notices, Demands and Other Instruments....................................................    52

30.  SUCCESSORS AND ASSIGNS; MEANING OF LANDLORD;.....................................................    53

     30.1.  Successors and Assigns....................................................................    53
     30.2.  Meaning of Landlord.......................................................................    54
     30.3.  Limitation on Landlord's Liability........................................................    54

31.  MISCELLANEOUS....................................................................................    55

     31.1.  Captions..................................................................................    55
     31.2.  Applicable Law............................................................................    55
     31.3.  Amendment in Writing......................................................................    55
     31.4.  Relationship of the Parties...............................................................    55
     31.5.  Payments..................................................................................    55
     31.6.  Terms.....................................................................................    55
     31.7.  Lease Contains All Terms..................................................................    56
     31.8.  Tenant's Representation and Warranty......................................................    56
     31.9   Landlord's Representation and Warranty....................................................    56

32.  COVENANT OF QUIET ENJOYMENT......................................................................    56

     32.1.  Quiet Enjoyment...........................................................................    56
     32.2.  Control of Premises.......................................................................    56

33.  EXHIBITS.........................................................................................    57

     33.1.  Exhibits..................................................................................    57

EXHIBIT A  Legal Description of Land Parcel...........................................................   A-1

EXHIBIT B  Basic Rent Exhibit.........................................................................   B-1

EXHIBIT C  Floor Plan.................................................................................   C-1

EXHIBIT D  Estoppel Certificate.......................................................................   D-1

EXHIBIT E  Letter of Credit...........................................................................   E-1

EXHIBIT F  List of Retained Property..................................................................   F-1

                                      (v)


EXHIBIT G  Initial Improvements.......................................................................   H-1

EXHIBIT H  Permitted Alterations......................................................................   H-1

                                     (vi)

     THIS LEASE AGREEMENT (this "Lease") is dated as of December ___, 1997 between 600 WINTER STREET, L.L.C., a Delaware limited liability company ("Landlord"), and EXODUS COMMUNICATIONS, INC. ("Tenant").

                                   RECITALS:

   A. Landlord intends to purchase that certain parcel of improved real estate commonly known as 600 Winter Street, Waltham, Massachusetts and more particularly described on Exhibit A attached hereto (the "Land Parcel").
                          ---------

   B. Concurrently with Landlord's purchase and acquisition of ownership of the Land Parcel, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord the Premises (as hereinafter defined) on the terms, conditions and provisions set forth herein.

                     1.  PREMISES; ACQUISITION CONTINGENCY

     1.1.   Demise of Premises; Acquisition Contingency.  In consideration of
            -------------------------------------------
the rents and covenants herein stipulated to be paid and performed, Landlord hereby demises and lets to Tenant, and Tenant hereby lets from Landlord, for the term herein described, the premises (herein called the "Premises") within the building (sometimes hereinafter referred to as the "Building" or the "Improvements") situated on the Land Parcel as such Premises are outlined on the Floor Plan in Exhibit C attached hereto. The Building, the Land Parcel and the
              ---------
buildings, structures and improvements from time to time located on the Land
Parcel are hereinafter together referred to as the "Real Property."   Until June
1, 1998, the Premises shall be deemed to contain, for purposes of this Lease, 11,400 rentable square feet, as shown Exhibit C. Subject to Section 1.2,
                                      ---------
commencing on June 1, 1998 (the "Expansion Date"), as such Expansion Date may be delayed as described in Section 1.2, and for the balance of the Term, the Premises shall consist of the entire Building which shall be deemed, for purposes of this Lease, to contain 30,400 rentable square feet. Landlord also demises and lets to Tenant, and Tenant lets from Landlord, for such term, all easements, rights and appurtenances relating to the Land Parcel and the Building, all upon the terms and conditions herein specified. Notwithstanding anything contained in this Lease to the contrary, Landlord and Tenant agree, acknowledge and confirm that this Lease and Landlord's obligations under this Lease are and shall be conditioned and contingent upon the consummation of Landlord's purchase and acquisition of the Land Parcel, and if Landlord gives Tenant written notice (the "Termination Notice") that Landlord has not consummated such purchase and acquisition, this Lease and the parties respective rights and obligations hereunder shall be null and void and of no further force and effect.

     1.2.  Delay in Delivery of Premises.  In the event that Landlord is unable
           -----------------------------
to deliver that portion of the Premises to be delivered on June 1, 1998 as a result of a hold over by the prior occupant thereof, or for any other reason beyond Landlord's reasonable control, Landlord shall not be liable for any damages to Tenant as a result of such delay in delivery, and Tenant shall not have the right to terminate this Lease. The sole result by reason of such delay in delivery, is that the Expansion Date shall be the date on which Landlord tenders to Tenant such portion of the Premises, and, until the Expansion Date, Basic Rent shall continue to be payable at the rate and amounts as set forth in
Section 5.1 which are applicable prior to June 1, 1998.

     1.3  Access By Other Tenant.  Tenant agrees that, until the Expansion Date,
          ----------------------
but in no event any later than June 30, 1998, Tenant shall permit Mail America, Inc. ("Mail"), another tenant of the Building, to have reasonable access through the Premises during regular business hours so Mail may move its dollies of materials to and from Mail's premises and the loading dock of the Building. At Tenant's election, any personnel of Mail having such access may be accompanied at all times by Tenant. The route through the Premises between Mail's premises and the loading dock shall be as reasonably selected by Tenant, provided that, if Tenant fails to reasonably select such route through the Premises, Tenant gives Landlord the license to select such route, and nothing contained in this
Section 1.3 shall be deemed to be an interference with Tenant's quiet enjoyment or use of the Premises. Landlord shall cause Mail to carry and maintain a comprehensive general public liability insurance insuring Tenant against claims for personal injury and property damage arising out Mail's access through the Premises, and Landlord shall give Tenant a copy of a certificate of insurance evidencing such coverage.

               2. CONDITION OF PREMISES; ENVIRONMENTAL MATTERS; POSSESSION; TITLE AND CONDITION

   2.1.   Environmental Matters; Definitions.   For purposes of this Lease, the
          ----------------------------------
following terms shall have the following definitions:

     (a) "Allowable Hazardous Materials" means such Hazardous Materials as are customarily used for permitted normal business purposes in the operation of Tenant's business in the Premises, but only in such quantities as are appropriate therefor and only to the extent that such uses are in compliance with all Environmental Laws.

     (b) "Environmental Laws" means applicable federal, state or local laws, regulations, or ordinances pertaining to (i) air and water quality, or (ii) the handling, generation, transportation, storage, treatment, usage or disposal of Hazardous Materials, or (iii) health, industrial hygiene or the environmental or ecological, conditions on, under or about the Premises.

     (c) "Environmental Notifications" means any summons, citation, directive, order, claim, complaint, litigation, investigation, proceeding, judgment, letter or other written communication, actual or threatened, from any person, concerning (i) any intentional or unintentional act or omission or any condition or event which has resulted, or which may result, in the Release of Hazardous Material at or from the Premises or any property adjacent to or within the vicinity of the Premises, or any asserted liability therefor, (ii) the imposition of any environmental lien on the Premises, or (iii) any violation of any Environmental Law or any revocation or suspension of any environmental permits.

     (d) "Hazardous Material" means all of the following:

         (1) "hazardous substances" or "toxic substances" as those terms are defined by the Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA), 42 U.S.C. # 9601, et seq., or the Hazardous Materials Transportation Act, 49 U.S.C. # 1801, et seq., both as amended to and after this date;

         (2) "hazardous wastes," as that term is defined by the Resource Conservation and Recovery Act ("RCRA"), 42 U.S,C. # 6901, et seq., as amended to and after this date;

         (3) any pollutant or contaminant or hazardous, dangerous, or toxic chemicals, materials, or substances within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic, or dangerous waste substance or material, all as amended to and after this date;

          (4) crude oil or any fraction of it that is liquid at standard conditions of temperature and pressure (60 degrees Fahrenheit and 14.7 pounds per square inch absolute);

          (5) any radioactive material, including any source, special nuclear, or by-product material as defined at 42 U.S.C. # 2011, et seq.;

           (6)  asbestos in any form or condition; and

           (7) polychlorinated biphenyls (PCBs) or substances or compounds containing PCBs.

     (f) "Release" means the release, spill, emission, leaking, pumping, escape, injection, deposit, disposal, discharge, dispersal, leaking or migration into the indoor or outdoor environment or into or out of the Premises of Hazardous Material through or in the air, soil, surface water, groundwater above, on or under the Premises.

     2.2.   Tenant's Environmental Covenants.   Tenant hereby agrees that:
            --------------------------------

     (a) During the Term of this Lease, Tenant will operate the Premises in compliance with all Environmental Laws, unless the Premises were in violation of any Environmental Laws prior to the Commencement Date. All governmental permits relating to the use or operation of the Premises required by Environmental Laws shall be obtained by Tenant and will remain in effect during the Term of the Lease, and Tenant will comply with them.

     (b) Tenant will not permit to occur during the Term of the Lease any Release, generation, manufacture, storage, treatment, transportation, or disposal of Hazardous Materials other than the Allowable Hazardous Materials on, in, under, or from the Premises.

     (c) If any Hazardous Material other than the Allowable Hazardous Materials or any Hazardous Material located on the Premises prior to the Commencement Date (except for asbestos which is to be removed by Tenant as part of the Initial Improvements (as hereinafter defined)) is found on the Premises, Tenant, at its own cost and expense, will immediately take such action as is necessary to detain the spread of and remove such Hazardous Material to the reasonable satisfaction of Landlord and the appropriate governmental authorities. If Tenant fails to comply with the requirements of this subsection (c), Landlord may cause the removal of such Hazardous Material from the Premises. The costs to Landlord of such Hazardous Material removal (other than the removal of any Hazardous Material located on the Premises prior to the Commencement Date) and any other cleanup (including transportation and storage costs) will be additional sums falling due under this Lease, whether or not a court has ordered the cleanup, and those costs will become due and payable as Additional Rent on demand by Landlord. Tenant will give Landlord, its agents, and employees access to the Premises to remove or otherwise clean up any Hazardous Material. Landlord, shall have no affirmative obligation to Tenant to remove or otherwise clean up any Hazardous Material (i) except for any Hazardous Material located on the Premises prior to the Commencement Date, other than asbestos to be removed by Tenant as part of the Initial Improvements, or (ii) as a result of any action of Landlord or its agents.

     (d) Tenant will immediately notify Landlord and provide copies upon receipt of any Environmental Notifications. Tenant, at Tenant's sole cost and expense, will promptly cure and have dismissed with prejudice any actions and proceedings referred to in such Environmental Notifications to the extent that those actions or proceedings involve Tenant's storage, generation, Release, transportation, manufacture or disposal of Hazardous Material.

     (e) Landlord will, upon not less than 48 hours' prior notice to Tenant, have the right at all reasonable times and from time to time to conduct environmental audits of the Premises, and Tenant will cooperate in the conduct of those audits. The audits will be conducted by a consultant of Landlord's choosing, and if any Hazardous Material other than Allowable Hazardous Material is detected or if a violation of any of the covenants contained in this Article 2 is discovered, the reasonable fees and expenses of such consultant and such audit will be borne by Tenant and will be paid as Additional Rent under this Lease on demand by Landlord. Notwithstanding anything to the contrary contained in this subsection, Landlord shall have the right at any time after giving Tenant reasonable prior notice to conduct an environmental audit of the Premises and Tenant shall cooperate in the conduct of any audit should Landlord reasonably believe (i) that any Hazardous Material has been deposited, stored, disposed of, placed or otherwise located or allowed to be located on, in, under, or affecting all or any portion of the Premises, or (ii) that Tenant has violated any Environmental Law.

     (f) Tenant hereby agrees to, and does hereby, indemnify, defend, and hold harmless Landlord (and, if Landlord is a Trust, its beneficiaries and trustees), and its partners, members, managers, officers, employees, agents and contractors from and against any claims, judgments, damages, penalties, fines, expenses, liabilities or losses arising from or in connection with:

          (1) any Hazardous Material which has been deposited, stored, disposed of, placed or otherwise located or allowed to be located on, in, under, or affecting all or any portion of the Premises subsequent to the Commencement Date and prior to the later to occur of either the termination of this Lease or Tenant's vacation of the Premises, unless any Hazardous Material located on the Premises is the result of any action of Landlord or its agents;

          (2) any misrepresentation, inaccuracy, or breach of any warranty, covenant, or agreement contained or referred to in this Article 2;

          (3)  any violation by Tenant of any Environmental Law; or

          (4) the imposition of any lien for the recovery of any costs for environmental cleanup or other response costs relating to the Release or threatened release of Hazardous Materials prior to the later to occur of either the termination of this Lease or Tenant's vacation of the Premises; provided, however, that this clause (4) shall not apply to any Release or threatened Release of any Hazardous Material located on the Premises prior to the Commencement Date, other than asbestos which is to be removed by Tenant as part of the Initial Improvements, or which are located on the Premises as a result of any action of Landlord or its agents.

 (g) Notwithstanding anything to the contrary contained in subsections 2.2(a) through (f)above: (i) if any Hazardous Substance is present in, on or under the Premises, and both (A) such Hazardous Substance became present on the Premises only after both the termination of this Lease and the date on which the Tenant has fully vacated the Premises, and (B) the presence of such Hazardous Substance on the Premises (other than asbestos which is to be removed by Tenant as part of the Initial Improvements) was not caused by, or did not arise out of, any act or omission of Tenant, then none of Tenant's covenants in Subsections 2.2(a) through (f) shall apply to such Hazardous Substance; and (ii) if within the first twelve (12) months of the Term, Tenant delivers to Landlord a copy of a report prepared by a licensed environmental engineer disclosing that asbestos, other than the asbestos which is to be removed by Tenant as part of the Initial Improvements, is present on the Premises, in quantities and condition which present a hazard to the health and safety to Tenant's employees and invitees, and Landlord fails to initiate reasonable measures within a reasonable time (but in no event any sooner than thirty (30) days after Landlord has received a copy of such report) to remove such asbestos or to otherwise abate such hazard, and once such measures are initiated, Landlord fails to complete such removal or abatement within a reasonable time, then, Tenant shall have the right to terminate this Lease by giving Landlord twenty one (21) days' prior written notice of Tenant's intent to so terminate. If Landlord fails within such twenty one (21)-day period to either initiate such reasonable measures, or to proceed reasonably to complete such removal or abatement, as the case may be, then this Lease shall terminate and the parties hereto shall be relieved of any further obligations under this Lease, except for such obligations which this Lease expressly provides are to survive the termination or expiration of this Lease.

     2.2A. Tenant's Environmental Warranties.   Tenant represents and warrants,
           ---------------------------------
after due diligence, that:

     (a) Tenant is not in violation of, nor is a subject of any existing, pending or threatened investigation by any governmental authority under any Environmental Laws in connection with any Hazardous Materials on, under or about the Premises.

     (b) There is no Hazardous Material in or on any building, building component, equipment or machinery on the Premises, except Allowable Hazardous Materials, and the asbestos which Tenant shall remove in accordance with paragraph (d) of this Section 2.2A, and any Hazardous Material referred to on any environmental report furnished to Tenant prior to the Commencement Date.

     (c) There has been no handling, transportation, storage, treatment or use of Hazardous Materials on the Premises by Tenant or its agents or contractors to the date hereof, except for Allowable Hazardous Materials.

     (d) Tenant agrees that, notwithstanding anything contained in this Lease or in Exhibit G to the contrary, Tenant shall remove from the Premises, and the
   ---------
Initial Improvements shall include Tenant's removal of, all asbestos-containing floor and ceiling tiles.

     2.3.   Survival.   The provisions of Sections 2.1, 2.2 and 2.2A shall
            --------
survive the expiration or termination of this Lease.

     2.4.   Tenant's Acceptance.
            -------------------

            (a) Tenant conclusively accepts the Premises in its present "as is", "where is" condition, without any representation or warranty of any kind by Landlord concerning the physical or environmental condition thereof, or the compliance or non-compliance of the Premises with any applicable laws, codes or ordinances, including, without limitation, any Environmental Laws and the Americans With Disabilities Act of 1990 (42 U.S.C. (S) 12101 et seq.) and
                                                             ------
regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA").

            (b) NEITHER LANDLORD, NOR ANY AGENT OR REPRESENTATIVE OF LANDLORD, HAS MADE, NOR WILL THEY MAKE, ANY INSPECTION OF ANY OF THE PREMISES. LANDLORD LEASES AND WILL LEASE AND, AS DESCRIBED ABOVE, TENANT TAKES AND WILL TAKE, THE PREMISES AS IS, WHERE IS, AND WITH ALL FAULTS, AND TENANT ACKNOWLEDGES THAT NEITHER LANDLORD (WHETHER ACTING AS LANDLORD HEREUNDER OR IN ANY OTHER CAPACITY) NOR ANY AGENT OR REPRESENTATIVE OF LANDLORD HAS MADE AND WILL NOT MAKE, NOR SHALL LANDLORD NOR ANY AGENT OR REPRESENTATIVE OF LANDLORD BE DEEMED TO HAVE MADE, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE PREMISES, INCLUDING ANY WARRANTY OR REPRESENTATION AS TO ITS FITNESS FOR USE OR PURPOSE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE, AS TO LANDLORD'S TITLE THERETO, OR AS TO VALUE, COMPLIANCE WITH SPECIFICATIONS, LOCATION, USE, CONDITION, MERCHANTABILITY, QUALITY, DESCRIPTION OR OPERATION, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE PREMISES ARE OF ITS SELECTION AND TO ITS SPECIFICATIONS, AND THAT THE PREMISES HAVE BEEN INSPECTED BY TENANT AND

ARE SATISFACTORY TO IT. IN THE EVENT OF ANY DEFECT OR DEFICIENCY IN ANY OF THE PREMISES OF ANY NATURE, NEITHER LANDLORD NOR ANY AGENT OR REPRESENTATIVE OF LANDLORD SHALL HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO OR FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING STRICT LIABILITY IN TORT). THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED, AND THE FOREGOING PROVISIONS ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY WARRANTIES BY LANDLORD OR ANY AGENT OR REPRESENTATIVE OF LANDLORD, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE PREMISES, ARISING PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

     2.5.   Title and Condition.   The Premises are demised and let subject to
            -------------------
(a) any state of facts which an accurate survey or physical inspection thereof might show, (b) all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction, and (c) the condition of the Improvements located thereon, as of the Commencement Date, without representation or warranty by Landlord. Prior to the execution and delivery of this Lease, Landlord shall provide Tenant with a copy of a title report covering the title to the Premises. Tenant shall examine such title report, and Tenant taking possession of the Premises shall evidence that title to the Premises shall be deemed to be satisfactory for the purposes contemplated hereby and Tenant acknowledges that Tenant has only the right of possession and use of the Premises as provided in this Lease.

            2A.  CONSTRUCTION OF INITIAL IMPROVEMENTS

     (a) Tenant, at Tenant's sole and exclusive cost, except as expressly provided in (c) below, shall promptly construct and complete the Initial Improvements described on Exhibit G attached hereto and made a part hereof.
                          ---------
Tenant shall also obtain all permits and governmental approvals for the work necessary to construct and complete the Initial Improvements then applicable to the Premises, or any portion thereof.

     (b) Tenant agrees and covenants that, when completed, the Initial Improvements and the Premises shall be free from liens of materialmen, contractors, subcontractors, laborers, and all other mechanic's liens, subject to Tenant's right to contest any claim of lien in good faith, as provided in
Article 9. Tenant shall erect, construct, install and complete the Initial Improvements in accordance with Legal Requirements (as hereinafter defined), all Insurance Requirements (as hereinafter defined) then applicable to the Premises, or any portion thereof.

     (c) So long as Tenant is not in default under this Lease and Tenant furnishes Landlord with all construction contracts, lien waivers, certificates of insurance and all other documents and things and performs all acts, necessary for Landlord to remain in compliance with the requirements of any Lender (as hereinafter defined) which is providing Project Financing (as hereinafter defined), Landlord shall provide to Tenant the amount of not more than $250,000.00 (the "Landlord Contribution") towards the costs of those specific Initial Improvements listed on Exhibit G. Subject to the satisfaction of the
                               ---------
conditions for Landlord providing the Landlord Contribution set forth in the immediately preceding sentence, Landlord shall pay to Tenant the Landlord Contribution within thirty (30) days after the Commencement Date. In no event shall Landlord be obligated to advance any amount in excess of the Landlord's Contribution. If the cost of those particular Initial Improvements listed on Exhibit G is less than the Landlord Contribution, all savings shall be for the
---------
exclusive benefit of Landlord, and Tenant shall not be entitled to any portion of such savings, either directly or through a credit against Rent. Tenant acknowledges that the funds for the Landlord Contribution are derived from the proceeds of a construction loan from the Lender providing Project Financing. Tenant shall comply with all reasonable obligations and requirements of the Lender that is providing the Project Financing and with any Loan Document (as hereinafter defined) with respect to the Project Financing, and shall not either commit any act or omit to perform any act which could result in Landlord defaulting or place Landlord in default under any such Loan Document.

     (d) At all times during construction, Landlord and its representatives shall have the right to enter upon the Premises for the purpose of inspecting construction and progress of the Initial Improvements. Tenant agrees that Landlord's entry onto and occupation of the Premises prior to the Commencement Date shall be subject to all of the terms, covenants and conditions of this Lease as the same shall be applicable thereto, except the covenants to pay Basic Rent.

     (e) In addition to the insurance required pursuant to Article 12, Tenant shall procure and maintain, during construction of the Initial Improvements, All Risk Property Insurance (as hereinafter defined) in the amount of the full replacement value of the Initial Improvements.

     (f) For purposes of this Lease, the following terms shall have the following definitions:

          (i) "Insurance Requirement" or "Insurance Requirements" shall mean, as the case may be, any one or more of the terms of each insurance policy required to be carried by Tenant under this Lease and the requirements of the issuer of such policy, and whenever Tenant shall be engaged in making any alteration, addition or improvement to the Premises, repairs or construction work of any kind, including without limitation, the Initial Improvements, the term "Insurance Requirement" or "Insurance Requirements" shall be deemed to include a requirement that Tenant obtain or cause its contractor to obtain completed value builder's risk insurance when the estimated cost of the Work in any one instance exceed the sum of Five Thousand ($5,000.00) Dollars and that Tenant or its contractor shall obtain worker's compensation insurance or other adequate insurance coverage covering all persons employed in connection with the Work, whether by Tenant, its contractors or subcontractors and with respect to whom death or bodily injury claims could be asserted against Landlord.

          (ii) "Legal Requirement" or "Legal Requirements" shall mean, as the case may be, any one or more of all present or future laws, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements, even if unforeseen or extraordinary, of every duly constituted governmental authority or agency (but excluding those which by their terms are not applicable to and do not impose any obligation on Tenant, Landlord or the Premises) and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Tenant, to Landlord or to any of the Premises, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Premises, even if compliance therewith (i) necessitates structural changes or improvements (including changes required to comply with the ADA) or results in interference with the use or enjoyment of any of the Premises or (ii) requires Tenant to carry insurance other than as required by the provisions of this Lease.

         (iii) "Lender" shall mean any financial institution or other entity, its successors and/or assigns, which provides the Project Financing to Landlord.

          (iv) "Loan Document" shall mean, as the case may be, any one or more of any instruments, agreements or other documents evidencing or securing or given in connection with the Project Financing.

          (v) "Project Financing" shall mean the amount borrowed by Landlord to acquire to Land Parcel and/or to pay for the construction of the Initial Improvements and any and all other amounts borrowed by or advanced from Landlord in connection therewith.


                              3.  USE OF PREMISES

     3.1.   Permitted Use.   Tenant may occupy and use the Premises solely for
            -------------
commercial and light industrial purposes, including the installation, operation, maintenance and repair of telecommunications equipment and facilities, and for no other purpose. Tenant shall not create or suffer to exist any public or private nuisance, hazardous or illegal condition or waste on or with respect to the Premises.

     3.2.   Certificate of Occupancy.   Tenant shall not conduct its business
            ------------------------
operation in the Premises unless and until (and only during such time as) all necessary certificates of occupancy, permits, licenses and consents from any and all appropriate governmental authorities have been obtained by Tenant and are in full force and effect.

     3.3.   Compliance with Legal Requirements and Insurance Requirements.
            -------------------------------------------------------------
Tenant shall, at its expense, in connection with the operation or conduct of Tenant's business in the Premises, and the operation or conduct of the business of any of Tenant's sublessees from time to time, and in the performance of Tenant's maintenance and repair obligations pursuant to Section 10.1 hereof, comply with, and Tenant shall cause the Premises to comply with, all present and future Legal Requirements, and all orders, rules and regulations of the National Board of Fire Underwriters, or any other body or bodies exercising similar functions, the failure to comply with which at any time would affect the Premises or any part thereof, or the use thereof, including those Legal Requirements which require the making of any unforeseen or extraordinary changes, whether or not any of the same involve a change of policy on the part of the body enacting the same; Tenant shall, at its expense, comply with all changes required in order to obtain the insurance described hereunder, and with the provisions of all contracts, agreements, instruments and restrictions existing as of the Commencement Date of this Lease or thereafter suffered or permitted by Tenant affecting the Premises or any part thereof or the ownership, occupancy or use thereof.

     3.4.   Failure to Comply.   Tenant shall pay all reasonable costs,
            -----------------
expenses, claims, fines, penalties and damages that may in any manner arise out of or be imposed because of the failure of Tenant to comply with the provisions of this Lease, and in any event agrees to indemnify Landlord against all liability incurred by Landlord resulting from Tenant's non-compliance. Tenant shall promptly give notice to Landlord of any notice of violation received by Tenant. Without diminishing the obligation of Tenant, if Tenant shall at any time after five (5) days written notice (from Landlord which notice shall identify the Legal Requirement concerning or affecting the Premises, or the use or occupancy thereof) fail or neglect to comply, or fail to commence to comply as expeditiously as is reasonably feasible, with any of such laws, rules, requirements, orders, directions, ordinances or regulations concerning or affecting the Premises, or the use and occupancy thereof, as hereinbefore provided, and, if a stay is necessary, shall have failed to obtain a stay or continuance thereof, Landlord shall be at liberty to comply therewith, and all reasonable expenses consequent thereon shall be borne and paid by Tenant; and upon Tenant's failure so to pay, Landlord may pay the same, and any payments so made by Landlord, together with the interest thereon at the Lease Interest Rate (as hereinafter defined) from the date of payment, shall immediately become due and payable by Tenant as Additional Rent.

                                    4.  TERM

     4.1. Primary Term.  Subject to the terms and conditions hereof, Tenant
          ------------
shall have and hold the Premises for a term (herein called the "Primary Term") commencing as of the date (the "Commencement Date") which is the closing date of Landlord's Purchase of the Premises and continuing thereafter for ten (10) successive Lease Years (as hereinafter defined).

     4.2.   Extended Term.   So long as no default by Tenant under this Lease or
            -------------
Event of Default shall then exist or have occurred, Tenant shall have the right and option to extend this Lease for one (1) consecutive term of ten (10) Lease Years (herein called the "Extended Term" (or called the "Extended Term") and together with the Primary Term, called either the "Term" or the "Term of this Lease") unless this Lease shall be sooner terminated pursuant to the terms hereof. If no default or Event of Default shall exist and be continuing hereunder, the Extended Term shall commence on the day immediately succeeding the expiration date of the Primary Term. Tenant may exercise each such option to extend this Lease for the Extended Term by giving written notice to Landlord at least 180 days prior to the end of the Primary Term of Tenant's intention to so extend this Lease. No instrument of renewal needs to be executed. The Extended Term shall not take effect unless this Lease is in full force and effect and no default or Event of Default exists immediately prior to the commencement thereof. If Tenant fails to give such notice of Tenant's intention to so extend this Lease, the Tenant shall have no further option to extend this Lease unless otherwise provided by a written agreement executed by Landlord. Landlord shall have the right at any time during the Term of this Lease to advertise the availability of the Premises for sale or reletting and to erect upon the Premises signs appropriate for the purpose of indicating such availability; provided, however, during the first eight (8) Lease Years, if Tenant shall not be in default under this Lease, Landlord shall not erect any signs on the Premises advertising the reletting thereof. The term "Lease Year" shall mean (i) if the Commencement Date is the first day of a calendar month, the twelve (12)-month period commencing on the Commencement Date, or (ii) if the Commencement Date is not the first day of a calendar month, the period commencing on the Commencement Date and ending on the last day of the twelfth
(12th) full calendar month of the Term, and, in either case, each succeeding twelve (12) month period thereafter which falls in whole or in part during the Term.

                                    5. RENT

     5.1.   Basic Rent.   Tenant covenants to pay to Landlord as and for base or
            ----------
minimum rent (herein called the "Basic Rent") for the Premises during the Term, the annual amounts on Exhibit B hereto. The Basic Rent shall be due and payable
                      ---------
in equal monthly installments on or before the Commencement Date and on or before the first day of each calendar month thereafter through the Term. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Basic Rent for such month shall be prorated on a per diem basis, based upon the number of days of such calendar month occurring within the Term. Basic Rent shall be paid by Tenant to Landlord or to such other person at such place or account as Landlord from time to time may designate to Tenant in writing.

     5.2.   Additional Rent.   Tenant covenants that all other amounts,
            ---------------
liabilities and obligations which Tenant assumes or agrees to pay or discharge pursuant to this Lease, including, but not limited to, the Rent Adjustments (as hereinafter defined), together with every fine, penalty, interest and cost which may be added for nonpayment or late payment thereof, shall constitute additional rent hereunder (herein called "Additional Rent").

     5.3.   Inclusion in "Rent".   The Basic Rent, together with all Additional
            -------------------
Rent payable hereunder (including, without limitation, Tenant's payments of Rent Adjustments and utilities as described in Article 7) is collectively sometimes herein called "Rent".

     5.4.   Late Payment of Rent.   In the event of any failure by Tenant to pay
            --------------------
or discharge any of the foregoing, Landlord shall have all rights, powers and remedies provided herein or by law in the case of nonpayment of Rent. Tenant also covenants to pay to Landlord on demand an amount equal to five percent (5%) of the payment amount then due, on all overdue installments of Basic Rent or Additional Rent which are payable to Landlord and not received by Landlord on or before five days of when due. Said late charge shall become automatically due and payable, without any cure or grace period (unless otherwise provided hereunder) before said late charge is imposed.

     5.5.   Lease Interest Rate.   Tenant further covenants to pay to Landlord
            -------------------
on demand interest at a rate equal to the prime rate plus two of eighteen percent (2%) (or at the maximum rate not prohibited by applicable law, whichever is less) (the "Lease Interest Rate") on all past due Rent and all other obligations which Landlord shall have paid on behalf of Tenant from the date of such payment by Landlord until Landlord is paid in full. As used herein, "prime rate" means the rate of interest announced from time to time by First National Bank of Chicago NBD, Chicago, Illinois (or by any other national bank selected by Landlord), as its prime, reference or corporate base rate, changing as and when said prime, reference, or corporate base rate changes.

     5.6.   Security Deposit.   Tenant has deposited with Landlord (or its
            ----------------
beneficiary, if Landlord is a trustee) the "Letter of Credit" described in
Article 17 and in the form attached hereto as Exhibit E (the "Security
                                              ---------
Deposit"), as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. Upon the occurrence of an Event of Default, including, but not limited to, the provisions relating to the payment of Rent, Landlord may use, apply or retain any part or all of the Security Deposit for the payment of any Rent or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of an Event of Default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of an Event of Default. If any portion of the Security Deposit is to be used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be an Event of Default under this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within fifteen (15) days after the expiration or earlier termination of the Term and Tenant's vacation of the Premises. Subject to the terms and conditions of
Article 17, if there exists no default hereunder by Tenant, and Tenant shall fully and faithfully perform every provision of this Lease to be performed by it and no portion of the Security Deposit has been applied and not restored, the Letter of Credit shall be released by Landlord and thereafter, the Security Deposit shall be reduced to and consist of the sum of $53,200. If Landlord gives Tenant the Termination Notice, such Termination Notice shall be accompanied with a return of the Security Deposit.

     5.7.   Transfer of Security Deposit.   Tenant hereby agrees not to look to
            ----------------------------
any mortgagee as mortgagee, mortgagee-in-possession or successor in title to the Land Parcel for accountability for the Security Deposit required by Landlord hereunder, unless said sums have actually been received by said mortgagee as security for Tenant's performance of this Lease. Landlord may deliver the funds and/or the Letter of Credit deposited hereunder by Tenant to the purchaser of Landlord's interest in the Land Parcel, in the event that such interest is sold, and upon such delivery, such purchaser shall be deemed to have agreed to hold such funds and/or the Letter of Credit in accordance with and subject to the terms and condition of Section 5.6 hereof, and Landlord shall be discharged from any further liability with respect to the Security Deposit.

     5.8. Rent Adjustments.
          ----------------

     (a) In addition to paying the Basic Rent specified in Section 5.1 hereof, Tenant shall also pay as Additional Rent the amounts determined in accordance with this Section 5.8 (hereinafter referred to as "Rent Adjustments"):

     (b)  As used in this Lease,

          (i) "Adjustment Date" shall mean the Commencement Date and each June 1 thereafter falling within the Term.

          (ii) "Adjustment Year" shall mean each period of twelve calendar months during which an Adjustment Date falls, except that the first Adjustment Year shall be the period between the Commencement Date and May 31, 1998.

          (iii) "Common Areas" shall mean (A) parking areas, landscaped areas, driveways, lobbies, shared bathrooms and other facilities located on the Land Parcel which are available for joint use by tenants of the Building, but shall exclude any portion of the Building which may be leased from time to time to tenants; (B) sidewalks adjacent to the Land Parcel; and (C) any areas serving or benefitting the Land Parcel, or any portion thereof, such as water detention areas, and utility lines running through or adjacent to the Land Parcel.

          (iv) "Expenses" shall mean and include (A) those reasonable costs and expenses actually paid or incurred by or on behalf of

Landlord for owning, maintaining and repairing the Common Areas, and the personal property used in conjunction therewith, including, without limitation, snow and ice and trash removal; cleaning and sweeping; planting and replacing decorations, flowers and landscaping; maintenance, repair and replacement of utility systems serving the Common Areas (but including replacement only to the extent of replacement of parts and components incidental to the maintenance and repair thereof, and not to the extent replacement of any item would constitute a capital improvement or a capital expenditure which is excluded from Expenses as hereinafter provided); electricity, steam, water, sewers, fuel, heating, lighting and air conditioning serving the Common Areas; window cleaning; janitorial service; painting; wages and salaries of all persons engaged in the maintenance and repair of the Common Areas, or any other reasonable cost or expense which Landlord pays or incurs to provide benefits for employees so engaged in the operation, management, maintenance and repair of the of the Common Areas (provided, however, that if any person engaged with respect to the Building devotes services on a part-time basis, such person's wages and benefits shall, for purposes of computing "Expenses", be equitably adjusted to reflect such part-time engagement); the charges of any independent contractor who, under contract with Landlord or its representatives, does any of the work of operating, managing, maintaining or repairing the Common Areas; and any other expense or charge, whether or not hereinbefore mentioned, which, in accordance with generally accepted management practices, would be considered as an expense of owning, managing, operating, maintaining or repairing the Common Areas; (B) Insurance Costs; and (C) an overhead charge equal to fifteen percent (15%) of those "Expenses" described in subclause (A) of this clause (iv). Expenses shall not include costs or other items included within the meaning of the term "Taxes" (as hereinafter defined), costs of capital improvements (except as hereinafter provided), depreciation charges, interest and principal payments on mortgages, ground rental payments; the Landlord Contribution, and any expenditures for which Landlord has been reimbursed (other than pursuant to this Article 5 or provisions in other leases requiring the tenants thereunder to pay a share of expenses associated with the Building), except as hereinafter provided.

     Notwithstanding anything contained in this clause (iv) to the contrary:

                (A) the cost of any capital improvements to the Common Areas made after the date of this Lease which are intended to reduce Expenses or which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed, amortized over the useful life of such capital improvements shall be included in "Expenses"; and

                (B) if any item of Expenses, though paid or incurred in one year, relates to more than one calendar year, then at the option of Landlord such item may be proportionately allocated among such related calendar years.

          (v) "Insurance Costs" shall mean and include Landlord's annual total costs for (A) commercial general liability insurance on the Real Property; and
(B) all risk property insurance covering fire and extended coverage and other perils of physical loss or damage insuring the improvements and betterments located on the Real Property and all appurtenances thereto, to the extent that such costs and coverages are reasonable and customary with respect to light industrial properties located in the greater Boston area of an age, size and construction similar to the Real Property.

          (vi) "Taxes" shall mean real estate taxes, assessments (whether they be general or special), sewer rents, rates and charges, transit and transit district taxes, taxes based upon the receipt of rent, and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including income or franchise taxes or any other taxes imposed upon or measured by Landlord's income or profits, except as provided herein), which may now or hereafter be levied, assessed or imposed against the Real Property. "Taxes" shall include all reasonable legal fees and expenses relating to seeking or obtaining reductions in and refunds of real estate taxes. Notwithstanding anything contained in this clause (iv) to the contrary:

          (A) If at any time the method of taxation then prevailing shall be altered so that any new or additional tax, assessment, levy, imposition or charge or any part thereof shall be imposed upon Landlord in place or partly in place of any such Taxes or contemplated increase therein, or in addition to Taxes, and shall be measured by or be based in whole or in part upon the Real Property or the rents or other income therefrom, then all such new taxes, assessments, levies, impositions or charges or parts thereof, to the extent that they are so measured or based, shall be included in Taxes levied, assessed or imposed against the Real Property to the extent that such items would be payable if the Real Property were the only property of Landlord subject thereto and the income received by Landlord from the Real Property were the only income of Landlord.

               (B) Notwithstanding the year for which any such taxes or assessments are levied, (1) in the case of taxes or special assessments which may be paid in installments, the amount of each installment, plus any interest payable thereon, paid during a calendar year shall be included in Taxes for that year, and (2) if any taxes or assessments payable during any calendar year shall be computed with respect to a period in excess of twelve calendar months, then taxes or assessments applicable to the excess period shall be included in "Taxes" for that year. Except as provided in the preceding sentence, all references to Taxes "for" a particular year shall be deemed to refer to taxes levied, assessed or otherwise imposed for such year without regard to when such taxes are payable.

               (C) Taxes shall also include any personal property taxes (attributable to the calendar year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances which are components of the Real Property.

               (D) Taxes shall not include any franchise, inheritance, estate, succession, or transfer tax of Landlord or any income or excess profits tax assessed upon or in respect of any income of Landlord or chargeable to or required to be paid by Landlord unless such tax shall be specifically levied against the rental income of Landlord derived hereunder, in lieu of, as and for a substitute for, or in addition to, the real estate taxes, in whole or in part, upon the Building situated thereon, in which event said rent shall be considered as the sole income of Landlord.

          (vii) "Tenants Proportionate Share" shall mean 37 1/2% until the Expansion Date, and 100% beginning on the Expansion Date and for the balance of the Term.

          (viii) "Rent Adjustments" shall mean all amounts determined pursuant to this Section 5.8, including all amounts payable by Tenant to Landlord on account thereof.

     (c) During the Term, Tenant shall pay Rent Adjustments for each Adjustment Year determined as hereinafter set forth. Rent Adjustments payable by Tenant with respect to each Adjustment Year during which an Adjustment Date falls shall include the following amounts:

          (i) the product of Tenant's Proportionate Share multiplied by the amount of Taxes for such Adjustment Year (said product being hereinafter referred to as the "Tax Adjustment"); plus

          (ii) the product of Tenant's Proportionate Share multiplied by the amount of Expenses for such Adjustment Year (said product being hereinafter referred to as the "Expense Adjustment").

Tenant agrees and acknowledges that Landlord has made no representation, warranty or guaranty relating to the amount of Taxes and Expenses. Tenant has had an opportunity to consult with Landlord with respect to the Taxes and Expenses projected for the operation of the Building but has not relied upon any statements or representations of Landlord or any agent or affiliate of Landlord in regard thereto in executing this Lease and agreeing to perform the terms and covenants hereof and shall make no claim against Landlord based thereon.

     (d) Tenant shall make payments on account of the Tax Adjustment and Expense Adjustment (the aggregate of such payments with respect to any Adjustment Year being hereinafter referred to as the "Rent Adjustment Deposit" or "Rent Adjustment Deposits") as follows:

          (i) Landlord may, prior to each Adjustment Date and from time to time during the Adjustment Year in which such Adjustment Date falls, deliver to Tenant a written notice or notices (each such notice being hereinafter referred to as a "Projection Notice") setting forth (A) Landlord's reasonable estimates, forecasts or projections (collectively, the "Projections") of either or both of Taxes and Expenses for such Adjustment Year, and (B) Tenant's Rent Adjustment Deposits with respect to the Tax Adjustment and Expense Adjustment components of Rent Adjustments for such Adjustment Year based upon the Projections.

          (ii) Tenant shall commence payments of monthly installments of Rent Adjustment Deposits on the first day of the first calendar month during the Term following Landlord's delivery of the first Projection Notice hereunder. On such date, and on or before the first day of each calendar month thereafter of the Adjustment Year covered by such Projection Notice, Tenant shall pay to Landlord one-twelfth (1/12) of the Rent Adjustment Deposits shown in the Projection Notice. Within fifteen (15) days following Landlord's delivery of a Projection Notice for an Adjustment Year in progress, Tenant shall also pay Landlord a lump sum equal to the Rent Adjustment Deposits shown in the Projection Notice less the sum of (A) any previous payments on account of Rent Adjustment Deposits made with respect to such Adjustment Year, and (B) monthly installments on account of Rent Adjustment Deposits due for the remainder of such Adjustment Year. Until such time as Landlord furnishes a Projection Notice for an Adjustment Year, Tenant shall continue to pay monthly installments of Rent Adjustment Deposits in the amount shown by the most recent Projection Notice or, if the Tax and Expense Adjustment for the Adjustment Year covered by such Projection Notice has been determined, one-twelfth (1/12) of such Tax and Expense Adjustment, whichever is greater.

     (e) The following readjustments shall be made by Landlord and Tenant for the Expense Adjustment and the Tax Adjustment:

          (i) Following the end of each Adjustment Year and after Landlord shall have determined the amount of Expenses to be used in calculating the Expense Adjustment for such Adjustment Year, Landlord shall notify Tenant in writing (any such notice being hereinafter referred to as "Landlord's Expense Statement") of such Expenses and Tenant's Expense Adjustment for such Adjustment Year. If the Expense Adjustment owed for such Adjustment Year exceeds the Expense Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year, then Tenant shall, within thirty (30) days after the date of Landlord's Expense Statement, pay to Landlord an amount equal to the excess of the Expense Adjustment over the Expense Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year. If the Expense Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year exceeds the Expense Adjustment owed for such Adjustment Year, then Landlord shall credit such excess to Rent payable after the date of Landlord's Expense Statement, or may, at its option, credit such excess to any Rent theretofore due and owing, until such excess has been exhausted. If this Lease shall expire or be terminated prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Rent for the Adjustment Year in which this Lease expires, subject to Tenant's obligations under Section 4.08 hereof, provided Tenant shall have vacated the Premises and otherwise surrendered the Premises to Landlord in accordance with this Lease and Tenant is not then in default under this Lease.

          (ii) Following the end of each Adjustment Year and after Landlord shall have determined the actual amount of Taxes to be used in calculating the Tax Adjustment for such Adjustment Year, Landlord shall notify Tenant in writing (any such notice being hereinafter referred to as "Landlord's Tax Statement; Landlord's Expense Statement and Landlords Tax Statement are sometimes hereinafter referred to as "Landlord's Statement") of such Taxes for such Adjustment Year. If the Tax Adjustment owed for such Adjustment Year exceeds the Tax Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year, then Tenant shall, within thirty (30) days after the date of Landlord's Tax Statement, pay to Landlord an amount equal to the excess of the Tax Adjustment over the Tax Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year. If the Tax Adjustment component of the Rent Adjustment Deposit paid by Tenant during such Adjustment Year exceeds the Tax Adjustment owed for such Adjustment Year, then Landlord shall credit such excess to Rent payable after the date of Landlord's Tax Statement, or may, at its option, credit such excess to any Rent theretofore due and owing, until such excess has been exhausted. If this Lease shall expire or be terminated prior to full application of such excess, Landlord shall pay to Tenant the balance thereof not theretofore applied against Rent and not reasonably required for payment of Rent for the Adjustment Year in which this Lease expires, subject to Tenant's obligations under Section 4.08 hereof, provided Tenant shall have vacated the Premises and otherwise surrendered the Premises to Landlord in accordance with this Lease and Tenant is not then in default under this Lease.

     (f) Landlord shall maintain books and records showing Taxes and Expenses in accordance with sound accounting and management practices. Tenant or its representative shall have the right to examine Landlord's books and records showing Taxes and Expenses upon reasonable prior notice and during normal business hours at any time within thirty (30) days following the furnishing by Landlord to Tenant of Landlord's Statement provided for in Section 5.8(e). Unless Tenant shall take written exception to any item within thirty (30) days after the furnishing of the Landlord's Statement containing such item, such Landlord's Statement shall be considered as final and accepted by Tenant.

     (g) If Tenant shall notify Landlord within such thirty (30) day period that Tenant disputes any specific item or items in any such Landlord's Statement and such dispute is not resolved between Landlord and Tenant within thirty (30) days after the date such notice is given by Tenant, either party may, during the fifteen (15) day period next following the expiration of the thirty (30) day period commencing on the date such notice is given, refer such disputed item or items for determination to an independent certified public accountant selected by such party and approved by the other party, which approval shall not be unreasonably withheld, and the determination of such accountant shall be final, conclusive and binding upon Landlord and Tenant. Tenant agrees to pay all costs involved in such determination except in the case of the Tax Adjustment and the Expense Adjustment for any Adjustment Year where it is determined that Landlord has overcharged Tenant for Tax Adjustment and Expense Adjustment for such Adjustment Year by more than five percent (5%), in which case Landlord shall pay such costs.

     (h) With respect to any Adjustment Year which does not fall entirely within the Term, Tenant shall be obligated to pay as Rent Adjustments for such Adjustment Year only a pro rata share of Rent Adjustments as hereinabove determined, based upon the number of days of the Term falling within the Adjustment Year. Following expiration or termination of this Lease, Tenant shall pay any Rent Adjustments due to Landlord within fifteen (15) days after the date of each Landlord's Statement sent to Tenant. Without limitation of other obligations of Tenant which shall survive the expiration of the Term, the obligation of Tenant to pay Rent Adjustments provided for in this Article 4 accruing during the Term shall survive the expiration or termination of this Lease.

     (i) In no event shall any Rent Adjustments result in a decrease of the Basic Rent payable hereunder as set forth in Section 3.01 hereof.

     (j) All amounts payable by Tenant as or on account of Rent Adjustments shall be deemed to be Additional Rent becoming due under this Lease.

                        6.  NET LEASE; NON-TERMINABILITY

     6.1.   Net Lease.  It is the intent of the parties hereto that the Basic
            ---------
Rent payable under this Lease shall be an absolutely net return to Landlord and that Tenant shall pay all costs and expense relating to the Premises and the business carried on therein, unless otherwise expressly provided in this Lease. Any amount or obligation herein relating to the Premises which is not expressly declared to be that of Landlord shall be deemed to be an obligation of Tenant to be performed by Tenant at Tenant's expense. Basic Rent, Additional Rent and all other sums payable hereunder by Tenant, shall be paid without notice (except as expressly provided herein), demand, setoff, counterclaim, abatement, suspension, deduction or defense.

     6.2.   Non-Terminability.
            -----------------

          (a) This Lease shall not terminate, nor shall Tenant have any right to terminate this Lease, nor shall Tenant be entitled to any abatement or reduction of Rent hereunder nor shall the obligations of Tenant under this Lease be affected, by reason of (i) any damage to or destruction of all or any part of the Premises from whatever cause, whether with or without fault on part of Tenant, except as otherwise expressly set forth in this Lease; (ii) the taking of the Premises or any portion thereof by condemnation, requisition or otherwise, except as otherwise expressly set forth in this Lease; (iii) the prohibition, limitation or restriction of Tenant's use of all or any part of the Premises, or any interference with such use; (iv) any eviction by paramount title or otherwise; (v) Tenant's acquisition or ownership of all or any part of the Premises otherwise than as expressly provided herein; (vi) any default on the part of Landlord under this Lease, or under any other agreement to which Landlord and Tenant may be parties; (vii) the failure of Landlord to deliver possession of the Premises on the Commencement Date; or (viii) any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Basic Rent, the Additional Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this Lease.

     (b) Except as may be otherwise expressly set forth in this Lease, Tenant agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, rescind or avoid this Lease, notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, or winding-up or other proceeding affecting Landlord or its successors in interest or (ii) any action with respect to this Lease which may be taken by any trustee or receiver of Landlord or its successors in interest or by any court in any such proceeding.

     (c) Except as may be otherwise expressly set forth in this Lease, Tenant waives all rights which may now or hereafter be conferred by law (i) to quit, terminate or surrender this Lease or the Premises or any part thereof or (ii) to any abatement, suspension, deferment or reduction of the Basic Rent, Additional Rent or any other sums payable under this Lease.

                           7.  CONTEST AND UTILITIES

     7.1.   Contest.   So long as Tenant is leasing the entire rentable square
            -------
footage of the Building, Tenant shall have the right, but not the obligation, in good faith and due diligence, to contest any tax, assessment, tax lien or other charge or imposition upon or against the Premises or any part thereof or the Building by appropriate legal proceedings which shall have the effect of preventing the collection of the tax, assessment, tax lien or other imposition or charge so contested; provided that Tenant shall not be relieved from continuing to make payment to Landlord on account of the Tax Adjustment as provided in Section 5.8 as if such contest was not being made by Tenant, or Tenant shall give Landlord or any mortgagee of Landlord as required by Landlord, such reasonable security as may be demanded by Landlord to insure payment of the amount of the tax, assessment, tax lien or other imposition or charge, and all interest and penalties thereon. All costs and expenses engendered by any such contest by Tenant shall be borne and paid by Tenant, and Landlord shall join with Tenant when requested and execute any and all documents prepared at Tenant's expense as Tenant may reasonably request in connection with any such contest. In the event that Tenant fails to contest any tax, assessment, tax lien or other imposition, and Landlord determines in good faith that it is reasonable to do so, Landlord shall have the right, at Landlord's expense (except to the extent the expense is included in "Taxes" as provided in Section 5.8(a)(vi)), to contest the same, and Tenant shall join with Landlord when requested and execute any and all documents prepared at Landlord's expense as Tenant may reasonably request in connection with any such contest.

     7.2.   Utilities.
            ---------

     (a) Electricity shall not be furnished by Landlord, but shall be furnished by an electric utility company serving the area in which the Building is located. Landlord shall permit Tenant to receive such service directly from such utility company at Tenant's cost, and shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such purposes. Tenant shall make all necessary arrangements with the utility company for metering and paying for electric current furnished by it to Tenant, and Tenant shall pay for all charges for electric current consumed on the Premises during Tenant's occupancy thereof. Tenant shall make no alterations or additions to the electric equipment or appliances without the prior written consent of Landlord in each instance. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installed thereon.

     (b) During the Term of this Lease and any extension thereof, Tenant shall at its own cost and expense pay for any and all utilities and services necessary for its use and operation of the Premises, including without limitation charges for electricity, water, fuels, scavenger service, gas, light, heat, telephone, power and other utilities and communication services rendered or used on or about the Premises, and any fees, costs, charges, or assessments levied with respect to the Premises pursuant to covenants contained in any industrial park declaration recorded against the title to the Premises relating to any events occurring between (i) the earlier of Tenant's possession of the Premises and the Commencement Date, and (ii) the later of Tenant vacating the Premises and the expiration of the Term, or the earlier termination of this Lease in accordance with the terms and conditions of this Lease.

     (c) Tenant agrees that Landlord and its agents shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service when such failure or delay is occasioned, in whole or in part, by repairs, renewals or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, water or other services at the Building, by any accident or casualty whatsoever (other than as a result of Landlord's gross negligence or willful misconduct), by the act or default of Tenant or other parties, or by any cause beyond the reasonable control of Landlord; and such failures or delays shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease.

                         8.  INDEMNIFICATION AND WAIVER

     8.1.   Indemnification.   Tenant agrees to pay, and to protect, defend,
            ---------------
indemnify and save harmless Landlord and for purposes of this Article 8, the term "Landlord" shall include its trustees, beneficiaries, managers, members, shareholders, partners, officers, directors, employees, agents and their successors and/or assigns from and against any and all liabilities, losses, damages, costs, expenses (including all reasonable attorney's fees and reasonably necessary expenses of Landlord), causes of action, suits, claims, demands or judgments of any nature whatsoever arising from (i) any injury to, or the death of, any person or damage to property on the Premises or upon adjoining sidewalks, streets or right of ways, in any manner growing out of or connected with the use, failure to use condition or occupation of the Premises, adjoining sidewalks, streets or right of ways, unless any such injury, death or damage is the result of any breach by Landlord or any of Landlord's obligations under this Lease, and/or (ii) any violation by Tenant of any agreement or condition of this Lease, or any contract or agreement to which Tenant is a party or any restriction, law, ordinance or regulation, in each case affecting the Premises or any part thereof or the occupancy or use thereof, (iii) performance by or at the request of Tenant or its agents or contractors of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof, or (iv) any instrument which Landlord is requested by Tenant to execute pursuant to Sections 7.6 or 7.7. If Landlord or any beneficiary of Landlord, (if Landlord is a trustee) or any agent or employee of either of them) shall be made a party to any such litigation commenced against Tenant, and if Tenant, at its expense, shall fail to provide Landlord or any such beneficiary, or their respective agents with counsel (upon Landlord's request) reasonably approved by Landlord, Tenant shall pay all reasonable costs and attorneys' fees and expenses incurred or paid by Landlord or any such beneficiary, or their respective agents in connection with such litigation, unless any such injury, death or damage is the result of any breach by Landlord or any of Landlord's obligations under this Lease. The Tenant's obligations and liabilities under this Section 8.1 herein shall survive the termination or expiration of this Lease,

     8.2.   Waiver.   Tenant waives all claims it may have against Landlord for
            ------
damage or injury to person or property sustained by Tenant or any persons claiming through Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Premises or any of the Improvements, equipment or appurtenances becoming out of repair, or resulting from any accident on or about the Premises or resulting directly or indirectly from any act or neglect of any person, including Landlord (except for Landlord's gross negligence or willful misconduct or breach of Landlord's obligations under this Lease) to the extent permitted by law. This Section 8.2 shall include, but not by way of limitation, damage caused by water, snow, frost, steam, excessive heat or cold, sewage, gas, odors, or noise, or caused by bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of any other person, including Landlord to the extent permitted by law, and whether such damage be caused or result from any thing or circumstance above mentioned or referred to, or to any other thing or circumstance whether of a like nature or of a wholly different nature. All personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Premises shall be at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto or for the theft or misappropriation thereof.

                          9.  LIENS; LANDLORD'S RIGHTS

     9.1.   Liens.   Tenant shall not do any act which shall in any way encumber
            -----
the title of Landlord in and to the Premises, nor shall any interest or estate of Landlord in the Premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant, and any claim to or lien upon the Premises arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall in all respects be subject and subordinate to the paramount title and rights of Landlord in and to the Premises. Tenant will not permit the Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Premises by or at the direction or sufferance of Tenant; provided, however, that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall first give to Landlord such security as may be reasonably demanded by Landlord (and required by any Mortgagee of Landlord) to insure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Premises by reason of non-payment thereof. On any final determination of the lien or claim for lien, Tenant will immediately pay any judgment rendered, with all proper costs and charges, and will, at its own expense, have the lien released and any judgment satisfied.

     9.2.   Landlord's Rights.  If Tenant shall fail to contest the validity of
            -----------------
any lien or claimed lien or if reasonably demanded by Landlord (and required by any Mortgagee of Landlord) fail to give security to Landlord to insure payment thereof, or shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, then Landlord may, at its election (but shall not be so required) remove or discharge such lien or claim for lien (with the right, in its discretion, to settle or compromise the same), and any amounts advanced by Landlord, including reasonable attorneys' fees, for such purposes shall be so much Additional Rent due from Tenant to Landlord at the next rent payment date after any such payment, with interest at the Lease Interest Rate from the date of payment thereof.

     10.  MAINTENANCE AND REPAIR; ENCROACHMENTS; MAINTENANCE OF COMMON AREAS.

     10.1.  Maintenance and Repair.   Tenant agrees that, at its expense, it
            ----------------------
shall keep and maintain the Premises, including any altered, rebuilt, substituted buildings, improvements thereto, in good repair and appearance, except for ordinary wear and tear. Tenant shall also make promptly, all nonstructural, foreseen and unforeseen, ordinary and extraordinary changes and repairs of every kind which may be required to be made to keep and maintain the Premises in such good condition, repair and appearance and it will keep the Premises orderly and free and clear of rubbish, subject to local rubbish removal schedules. Tenant covenants to perform or observe all terms, covenants or conditions of any reciprocal easement or maintenance agreement to which it may at any time be a party or to which the Premises are currently subject. Tenant shall, at its expense, use commercially reasonable efforts to enforce compliance with any reciprocal easement or maintenance agreement benefitting the Premises by any other person subject to such agreement. Landlord shall not be required to maintain, repair or rebuild, or to make any alterations, replacements or renewals of any nature to the Premises, or any part thereof or to maintain the Premises or any part thereof in any way, except as expressly set forth in this Section 10.1. Landlord agrees, at Landlord's expense, (except to the extent that such expense is within the definition of "Expenses") to make all necessary structural repairs or replacements to the Improvements, including the foundation, walls and roof, unless any such repairs are made necessary due to or arising out of (i) the specific nature (as opposed to the general use for light industrial purposes) of the operation or conduct of Tenant's business, or the specific nature (as opposed to the general use for light industrial purposes) of the operation or conduct of the business of any of Tenant's sublessees; or (ii) the act or omission of Tenant or any sublessees of Tenant or their respective employees, agents or contractors, in which event Tenant, notwithstanding anything contained in this Section 10.1 to the contrary, shall promptly reimburse to Landlord, as Additional Rent hereunder, the reasonable cost of such structural repairs incurred by Landlord. Tenant hereby expressly waives the right to make repairs at the expense of Landlord which may be provided for in any law in effect at the Commencement Date or which may thereafter be enacted. If Tenant shall abandon the Premises, it shall give Landlord immediate notice thereof.

     10.2.  Encroachments or Violations of Improvements.   If any Improvements
            -------------------------------------------
hereafter constructed by or on behalf of Tenant and situated on the Premises at any time during the Term of this Lease shall encroach upon any property, street or right-of-way adjoining or adjacent to the Premises, or shall violate the agreements or conditions contained in any restrictive covenant affecting the Premises or any part thereof, or shall impair the rights of others under or hinder or obstruct any easement or right-of-way to which the Premises are subject, then, promptly after the written request of Landlord or any person affected by any such encroachment, violation, impairment, hindrance or obstruction, Tenant shall, at its expense, either (i) obtain effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation, impairment, hindrance or obstruction whether the same shall affect Landlord, Tenant or both, or (ii) make such changes in the Improvements on the Premises and take such other action as shall be necessary to remove such encroachments, hindrances or obstructions and to end such violations or impairments, including, if necessary, the alteration or removal of any improvement on the Premises. Any such alteration or removal shall be made in conformity with the requirements of Section 11.1 to the same extent as if such alteration or removal were an alteration under the provisions of Section 11.1.

     10.3    Maintenance of Common Areas.  Landlord covenants and agrees that,
             ---------------------------
so long as no Event of Default has occurred and Tenant shall have completed in accordance with applicable Legal Requirements any and all Initial Improvements which affect or pertain to any portion of the Real Property, including paving and striping the parking areas and providing for handicapped parking stalls, Landlord shall maintain or cause to be maintained the Real Property, exclusive of the Premises and any other areas from time to time leased to tenants, in a manner comparable to the manner in which light industrial properties located in the greater Boston area of the age, size, and construction similar to the Real Property are from time to time maintained.


                                11.  ALTERATIONS

      11.1.  Permitted Alterations.  Except as otherwise expressly set forth in
             ---------------------
this Section 11.1, Tenant shall not at any time during the Term of this Lease make any material alteration, addition or improvement to the Premises or any Improvements located thereon without in each instance the prior written consent of Landlord. Landlord shall not unreasonably withhold or delay its consent to minor, non-structural alterations and improvements made by Tenant, provided such alterations do not affect the roof or electrical, plumbing HVAC or sewage systems of any building located on the Premises and the costs of any such alterations or improvements shall not exceed, in the aggregate, in any consecutive twelve (12) month period, $100,000. It shall not be deemed unreasonable for Landlord to withhold its consent to a proposed alteration, addition or improvement, if, in Landlord's good faith reasonable opinion, such proposed alteration, addition or improvement would be likely to materially impair or diminish the value of the Premises. Notwithstanding anything contained in this Section 11.1 to the contrary, Tenant shall not be obligated to obtain Landlord's prior consent to the alterations and improvements (jointly and collectively, the "Permitted Alterations") listed on Exhibit H attached hereto,
                                                     ---------
as long as (i) except as hereinafter permitted, any such Permitted Alterations will not affect the structure, roof, or the electrical, heating, air conditioning, plumbing or sewage systems located in or serving the Building or any other portions of the Real Property; (ii) Tenant submits plans and specifications for the Permitted Alterations for Landlord's review, obtains necessary permits and insurance, and delivers to Landlord copies of all contracts and subcontracts, affidavits listing all contractors, subcontractors and suppliers, and requirements as to the manner and times in which the Permitted Alterations shall be done; (iii) the Permitted Alterations comply with any and all reasonable requirements of Landlord's insurers, and with all Laws; and (iv) the Permitted Alterations are performed in a good and workmanlike manner and all material used are of a quality comparable to or better than those in the Premises and are in accordance with the plans and specifications delivered to Landlord. Notwithstanding anything contained in clause (i) of this Section 11.1, provided that Tenant otherwise complies with the requirements set forth in this Section 11.1, such Permitted Alterations may comprise alterations to the existing electrical and heating, ventilation, and air-conditioning systems of the Building, so long as (x) such systems being altered by Tenant do not materially impair or diminish the value of the Premises, and (y) upon the end of the Term or earlier termination of this Lease, Tenant, at Landlord's request, restores such systems to their condition as of the Commencement Date. Landlord's approval or right of approval, if any, of Tenant's plans and specifications shall create no responsibility or liability on the part of Landlord and their agents for the completeness, design, sufficiency, or compliance with Laws of such plans and specifications. If Landlord consents to our supervises the Permitted Alterations, consent or supervision shall not be deemed a warranty by Landlord or their agents as to the adequacy of the workmanship or quality or materials, and Landlord hereby expressly disclaims any responsibility or liability for the same. Landlord shall under no circumstances have any obligation to repair, maintain or replace any portion of the Permitted Alterations.

     11.2.  Insurance in Connection with Alterations.   No alteration, addition
            ----------------------------------------
or improvement to the Premises shall be commenced by Tenant until Tenant has furnished Landlord with a satisfactory certificate or certificates from an insurance company acceptable to Landlord, evidencing workmen's compensation coverage, and insurance coverage in amounts satisfactory to Landlord and protecting Landlord against public liability and property damage to any person or property, on or off the Premises, arising out of and during the making of such alterations, additions or improvements.

     11.3.  Compliance with Laws.   Any alteration, addition or improvement by
            --------------------
Tenant hereunder shall be done in a good and workmanlike manner, lien free, and in strict compliance with any applicable governmental law, statute, ordinance or regulation.

     11.4.  Signs.   Tenant may, in compliance with applicable law, place, erect
            -----
and maintain any signs on the facia, walls, and any other place on or about the Premises, which signs shall remain the property of Tenant and may be removed at any time during the Term of this Lease, or any extensions thereof, provided Tenant shall repair or reimburse Landlord for the cost of any damage to the Premises resulting from the installation or removal of such signs, ordinary wear and tear excepted.

     11.5.  Alterations at Surrender.   Except as may be otherwise expressly set
            ------------------------
forth in this Lease and subject to the terms and conditions contained in Article 25, all alterations, additions and improvements (except Tenant's equipment, as hereinafter defined) put in at the expense of Tenant shall become the property of the Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, other than the alterations, additions, improvements and equipment set forth on Exhibit F attached hereto and
                                                   ---------
made a part hereof (collectively and individually, the "Retained Property").


                                 12.  INSURANCE

     12.1.  Liability Insurance.   Tenant agrees that it will at all times
            -------------------
during the Term of this Lease at its sole cost and expense, carry and maintain, for the benefit of Landlord, and Landlord's beneficiaries, mortgagees, managers, members, and agents, and Tenant, comprehensive general public liability insurance against claims for personal injury, sickness or disease, including death and property damage, in, on or about the Premises, such insurance to afford protection in such amounts as Landlord may, from time to time, require, but no less than $1,000,000.00 in respect to each person, and no less than $2,000,000.00, in respect to any one occurrence causing bodily injury, personal injury or death, and to the limit of not more than $1,000,000.00, in respect to property damage. Each of the foregoing stated minimum limits shall be increased from time to time as reasonably required by Landlord, taking into account any increase in the full replacement value as determined in accordance with Section
12.3. All such insurance shall be procured from a responsible insurance company or companies satisfactory to Landlord and to Landlord's mortgagee, if any, and authorized to do business in the state in which the Premises are located and may be obtained by Tenant by endorsement on its blanket insurance policies. All such policies shall provide that the same may not, without Landlord's prior written consent, be cancelled or altered except upon thirty (30) days' prior written notice of Landlord and shall specifically name Landlord and Landlord's mortgagees, if any, as additional named insureds.

     12.2.  Property Insurance.   Tenant further agrees that Tenant shall, at
            ------------------
all times during the Term of this Lease at its sole cost and expense, carry and maintain policies of insurance insuring all improvements and betterments to the Premises made by Tenant, regardless of whether such improvements were paid for in whole or in part of Landlord, and all contents, and Tenant's trade fixtures, machinery, equipment, furniture and furnishings, in the Premises to the extent of at least ninety percent (90%) of their replacement cost under standard fire and extended coverage insurance, including, without limitation, vandalism and malicious mischief endorsements. The insurance to be carried by Tenant under this Lease shall be procured from responsible companies reasonably satisfactory to Landlord and to Landlord's mortgagee and authorized to do business in the State of Massachusetts.

     12.3.  Update of Value.   Not less frequently than once in each three (3)
            ---------------
years after the Commencement Date, Tenant shall cause the full replacement value to be revalued by indexing in accordance with the then current Industrial Cost Trends Index for the state in which the Premises is located published by the Factory Mutual Insurance Company, or, in the absence of such publication, in accordance with a comparable index published by a major bank, financial institution, university or recognized financial publication, as chosen by Landlord in its sole discretion.

     12.4.  Intentionally Deleted.

     12.5.  Landlord's Rights.   In the event Tenant shall at any time fail,
            -----------------
neglect or refuse to procure such insurance and keep the same in full force as provided for in this Lease, then Landlord may, at its election, procure or renew such insurance, and any amounts paid therefor by Landlord shall be so much Additional Rent due at the next rent payment day after any such payment, with interest at the Lease Interest Rate from the date of payment thereof by Landlord.

     12.6.  Waiver of Subrogation.   Landlord and Tenant agree to have all
            ---------------------
policies required under this Lease or which may be carried by either of them, endorsed with a clause providing that any release from liability of, or waiver of claim for, recovery from the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party. Without limiting any release or waiver of liability or recovery set forth elsewhere in this Lease, and notwithstanding anything in this Lease which may appear to be to the contrary, each of the parties hereto waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance policies.

     12.7.  Delivery to Landlord.   Tenant shall deliver to Landlord, at least
            --------------------
ten (10) days prior to the date on which Tenant has the right to occupy the Premises or any portion thereof, or the Commencement Date, whichever is the earlier, a duplicate original insurance policy, or an insurance binder (countersigned by the insurer), or Evidence of Insurance (in form ACCORD 27) for each of the insurance policies Tenant is required to carry in compliance with its obligations under this Lease.

                           13.  DAMAGE OR DESTRUCTION

   13.1.  Damage or Destruction.   If the Premises shall be damaged by fire or
          ---------------------
other casualty and if such damage does not render all or a substantial portion of the Premises untenantable, then Landlord shall proceed to repair and restore the same with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control. If any such damage renders all of or a substantial portion of the Premises untenantable, Landlord shall, within ninety (90) days after the occurrence of such damage, estimate the length of time that will be required to substantially complete the repair and restoration of such damage and shall by notice (the "Estimate Notice") advise Tenant of such estimate. If it is so estimated that the amount of time required to substantially complete such repair and restoration will exceed two hundred seventy (270) days from the date Landlord gives Tenant the Estimate Notice, then either Landlord or Tenant (but as to Tenant, only if all or a substantial portion of the Premises are rendered untenantable or otherwise unusable for the operation of an Internet data center) shall have the right to terminate this Lease as of the date of such damage upon giving notice to the other at any time within twenty
(20) days after Landlord gives Tenant the Estimate Notice (it being understood that Landlord may, if it elects to do so, also give such notice of termination together with the Estimate Notice). Unless this Lease is terminated as provided in the preceding sentence, Landlord shall proceed with reasonable promptness to repair and restore the Premises, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control, and also subject to zoning laws and building codes then in effect. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease (except as hereinafter provided) if such repairs and restoration are not in fact completed within the time period estimated by Landlord, as aforesaid, or within said two hundred seventy (270) days. If the Premises are not repaired or restored within eighteen (18) months after the date of such fire or other casualty, then either party may terminate this Lease, effective as of the date of such fire or other casualty, by written notice to the other party not later than thirty (30) days after the expiration of said eighteen (18) month period, but prior to substantial completion of repair or restoration. Notwithstanding anything to the contrary herein set forth, (a) Landlord shall have no duty pursuant to this Section 13.1 to repair or restore any portion of the alterations, additions or improvements owned or made by Tenant in the Premises (regardless if any such alterations, additions or improvements were paid for in whole or in part by Landlord) or to expend for any repair or restoration amounts in excess of insurance proceeds actually received by Landlord and available for repair or restoration; (b) Tenant shall not have the right to terminate this Lease pursuant to this Section 13.1 if the damage or destruction was caused by the act or neglect of Tenant or its agents or employees, and (c) if any such damage rendering all or a substantial portion of the Premises or the Building untenantable shall occur during the last two (2) years of the Term, Landlord shall have the option to terminate this Lease by giving written notice to Tenant within sixty (60) days after the date such damage occurred, and if such option is so exercised, this Lease shall terminate as of the date of such notice.

  13.2.          Abatement of Rent.  In no event shall Rent abate or be reduced
                 -----------------
as a result of the Premises having been rendered untenantable as a result of any such fire or casualty. In the event of termination of this Lease pursuant to
Section 13.1, Rent shall be apportioned on a per diem basis and be paid to the date of the fire or other casualty.

                               14.  CONDEMNATION

     14.1.  Substantial Condemnation.   In the event the whole of the Premises
            ------------------------
or a portion of the Land Parcel shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, or in the event a portion of the Premises shall be taken or sold as a result of such event, or if the grade of any street or alley adjacent to the Land Parcel is changed by any competent authority, and as a result of any such taking, sale or change of grade, in the reasonable determination of Landlord, the Premises or the balance thereof, as the case may be, cannot be used for the same purpose as before such taking, sale or condemnation, then and in either of such events, the Term of this Lease shall terminate as of the date of vesting of title pursuant to such proceeding or sale. The total award, compensation or damages received from such proceeding or sale (hereinafter called the "award"), shall be paid to and be the property of Landlord, and Tenant shall have no right to share in any such award. Tenant shall execute, immediately upon Landlord's demand, such documents as may be necessary to facilitate Landlord's collection of any such award, compensation or damages in accordance with this Section 14.1.

     14.2.  Non-Substantial Condemnation.   In the event only a part of the
            ----------------------------
Premises shall be taken as a result of the exercise of the power of eminent domain or condemned for a public or quasi-public use or purpose by any competent authority or sold to the condemning authority under threat of condemnation, and as a result thereof in Landlord's reasonable determination the balance of said premises can be used for the same purpose as before such taking, sale or condemnation, this Lease shall not terminate and Landlord, at its sole cost and expense, shall promptly repair and restore the Premises and all Improvements; provided, however, Landlord shall have no duty pursuant to this Section 14.2 to expend for any repair or restoration amounts in excess of any award actually received by Landlord.

                           15.  INTENTIONALLY DELETED


                         16.  ASSIGNMENT AND SUBLETTING

     16.1.       Assignment and Subletting.  Tenant shall not, without the
                 -------------------------
prior written consent of Landlord in each instance, (a) assign, transfer, mortgage, pledge, hypothecate or encumber, or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it; (b) allow to exist or occur any transfer of or lien upon this Lease or Tenant's interest herein by operation of law; (c) sublet the Premises or any part thereof, except as expressly permitted in Section 16.9; (d) permit the use or occupancy of the Premises or any part thereof for any purpose not provided for under Section 3.1 hereof or by anyone other than Tenant, Tenant's employees, and Tenant's customers; or (e) cause, suffer or permit to occur any "Change of Control" (as such term is defined in Section 16.8 hereof). Notwithstanding anything contained in this Lease to the contrary, Tenant shall have the right to assign this Lease to an entity formed for the sole purpose of effectuating a reincorporation of Tenant into a Delaware corporation (the "Reincorporated Entity"), so long as the identity of the owners of 100% of the corporate shares of the Reincorporated Entity are, at the time of the reincorporation, the same as the shareholders of Tenant. Landlord has the absolute right to withhold its consent without giving any reason whatsoever, except as herein expressly provided to the contrary. In no event shall this Lease be assigned or assignable by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

     16.2.       Rentals Based on Net Income.  Without thereby limiting the
                 ---------------------------
generality of the foregoing provisions of this Article 16, Tenant expressly covenants and agrees not to enter into any lease, sublease or license, concession or other agreement for use, occupancy or utilization of the Premises which provides for rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported lease, sublease or license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right to or interest in the possession, use, occupancy or utilization of any part of the Premises.

     16.3.       Tenant to Remain Obligated.  Notwithstanding anything
                 --------------------------
contained in this Article 16 to the contrary, consent by Landlord to any assignment, subletting, use, occupancy or transfer shall not operate to relieve Tenant from any covenant or obligation under or pursuant to this Lease, or be deemed to be a consent to or relieve

Tenant from obtaining Landlord's consent to any subsequent assignment, transfer, lien, charge, subletting, use or occupancy. Tenant shall pay all of Landlord's reasonable costs and expenses, including attorneys' fees, incurred in connection with any assignment, transfer, lien, charge, subletting, use or occupancy made or requested by Tenant. Tenant agrees that all advertising by Tenant or on Tenant's behalf with respect to the assignment of this Lease or subletting of space must be approved in writing by Landlord prior to publication.

     16.4.       Tenant's Notice; Landlord's Right to Terminate.  Tenant shall,
                 ----------------------------------------------
by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than sixty (60) days after the date of Tenant's notice) to assign this Lease or sublet any part or all of the Premises for the balance of any part of the Term, and, in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice, and such recapture notice shall, if given, terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's said notice shall state the name and address of the proposed subtenant or assignee, and a true and complete copy of the proposed sublease or assignment and sufficient information to permit Landlord to determine the financial responsibility and character of the proposed subtenant or assignee shall be delivered to Landlord with said notice. If Tenant's notice shall cover all of the space hereby demised, and if Landlord shall give the aforesaid recapture notice with respect thereto, the Term of this Lease shall expire on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this Lease shall be terminated pursuant to the foregoing with respect to less than the entire Premises, the Basic Rent and Tenant's share of taxes and all other expenses relating to the maintenance and operation of the Premises shall be adjusted on the basis of the number of rentable square feet retained by Tenant, and this Lease, as so amended, shall continue thereafter in full force and effect; provided that Tenant shall pay all costs in connection with the physical subdivision of any portion of the Premises. This Section 16.4 shall not apply to any sublet of a portion of the Premises complying with Section 16.9 hereof.

     16.5.       Landlord's Consent.  If Landlord, upon receiving Tenant's said
                 ------------------
notice with respect to any such space, shall not exercise its right to terminate as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's assignment of this Lease or subletting the space covered by its notice. Landlord shall not be deemed to have unreasonably withheld its consent to a sublease of all or part of the Premises or an assignment of this Lease if its consent is withheld because: (a) Tenant is then in default hereunder; (b) any notice of termination of this Lease or termination of Tenant's possession shall have been given under Article 20 hereof; (c) the portion of the Premises which Tenant proposes to sublease, including the means of ingress to and egress from and the proposed use thereof, and the remaining portion of the Premises will violate any laws, ordinances, orders, rules, regulations or requirements of any federal, state, municipal or local government, department, commission, or board; (d) the proposed use of the Premises by the subtenant or assignee does not conform with the use permitted by
Section 3.1 hereof; or (e) in the reasonable judgment of Landlord, the proposed subtenant or assignee is of a character or is engaged in a business which would be deleterious to the reputation of the Premises, or the subtenant or assignee is not sufficiently financially responsible to perform its obligations under the proposed sublease or assignment; provided, however, that the foregoing are merely examples of reasons for which Landlord may withhold its consent and shall not be deemed exclusive of any permitted reasons for reasonably withholding consent, whether similar to or dissimilar from the foregoing examples.

     16.6.       Profits.  If Tenant, having first obtained Landlord's consent
                 -------
to any sublease or assignment, or if Tenant or a trustee in bankruptcy for Tenant pursuant to any Bankruptcy Law (as hereinafter defined), shall assign this Lease or sublet the Premises, or any part thereof, at a rental or for other consideration in excess of the Rent or pro rata portion thereof due and payable by Tenant under this Lease, then Tenant shall pay to Landlord as additional rent
(a) in the case of an assignment, any such excess rent or other monetary consideration immediately upon receipt thereof, or (b) in the case of a sublease, (i) on the first day of each month during the term of any sublease, the excess of all rent and other consideration due from the subtenant for such month over the Rent then payable to Landlord pursuant to the provisions of this Lease for said month (or if only a portion of the Premises is being sublet, one-half of the excess of all rent and other consideration due from the subtenant for such month over the portion of the Rent then payable to Landlord pursuant to the provisions of this Lease for said month which is allocable on a square footage basis to the space sublet), and (ii) immediately upon receipt thereof, one-half of any other consideration realized by Tenant from such subletting; it being agreed, however, that Landlord shall not be responsible for any deficiency if Tenant shall assign this Lease or sublet the Premises or any part thereof at a rental less than that provided for herein.

     16.7.  Assignee to Assume Obligations.  If Tenant shall assign this Lease
            ------------------------------
as permitted herein, the assignee shall expressly assume all of the obligations of Tenant hereunder in a written instrument satisfactory to Landlord and furnished to Landlord not later than fifteen (15) days prior to the effective date of the assignment. If Tenant shall sublease the Premises as permitted herein, Tenant shall obtain and furnish to Landlord, not later than fifteen (15) days prior to the effective date of such sublease and in form satisfactory to Landlord, the written agreement of such subtenant stating that the subtenant will attorn to Landlord, at Landlord's option and written request, in the event this Lease terminates before the expiration of the sublease. No such assignment or assumption or attornment shall affect or reduce any of the obligations of Tenant under or pursuant to this Lease, and all such obligations shall continue in full force and effect as obligations of a principal and not as obligations of a guarantor or surety, to the same extent as though no assignment or subletting had been made. No assignment or sublease by Tenant made as permitted under this
Article 16 shall impose any obligations on Landlord or otherwise affect any of the rights of Landlord under this Lease.

     16.8.       Change of Control.  Notwithstanding anything to the contrary
                 -----------------
in this Article 16, if Tenant is a corporation (other than a corporation the stock of which is publicly traded), the term "Change of Control" shall mean any change in the ownership of the shares of stock which constitute control of Tenant other than by reason of gift or death. The term "control" as used herein means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant. If Tenant is a partnership (general or limited) the term "Change of Control" shall mean any change in the ownership of the partnership interests which constitute control of Tenant other than by reason of gift or death. If Tenant is a limited liability company, the term "Change of Control" shall mean any change in the ownership of the membership interests which constitute control of Tenant other than by reason of gift or death.

     16.9.       Permitted Subleases.  Notwithstanding anything contained in
                 -------------------
Section 16.1 hereof to the contrary, Tenant shall have the right from time to time during the Term to sublease portions of the

Premises provided that (i) no more than fifty percent (50%) of the Premises, including that portion of the Premises which Tenant intends to sublease, are not at such time subject to one or more subleases; (ii) no Event of Default then exists; (iii) the portion(s) of the Premises subleased or to be subleased, including the means of ingress or egress thereto and egress therefrom and the proposed use thereof, and the remaining portion of the Premises, will not violate any Laws; (iv) in the reasonable judgment of Landlord, the proposed sublessee is of a character or is engaged in a business which would not be deleterious to the reputation of the Building; and (v) the proposed sublessee is not a government or a government agency.

                              17. LETTER OF CREDIT

     17.1.       Letter of Credit.  As a material inducement to Landlord to
                 ----------------
enter into this Lease, Tenant shall deliver to Landlord at the time that Tenant executes and delivers this Lease, that certain unconditional irrevocable letter of credit in the original amount of $500,000 (the "Letter of Credit"), a copy of which is attached here to as Exhibit E. The Letter of Credit (or any
                             ---------
replacement thereof as described below) shall: (a) be in the form and substance approved by Landlord; (b) name Landlord or such person or entity which Landlord may from time to time designate, as the beneficiary under the Letter of Credit;
(c) specifically allow Landlord to draw upon it at any time and from time to time by delivering to the issuer of the Letter of Credit written notice certified as being true by Landlord certifying to such issuer that Landlord is entitled to draw thereunder pursuant to the terms of this Lease; (d) expire no earlier than ninety (90) days after the end of the Term of the Lease and (e) be drawn under an FDIC-insured financial institution located in the central business district of the City of Chicago approved by Landlord. The Letter of Credit shall have an expiration date no earlier than one (1) year after the date of issue, and Tenant agrees to cause the issuer of the Letter of Credit to renew the Letter of Credit, from time to time until such time as it has been released by Landlord as required herein, at least ninety (90) days prior to the expiration of the Letter of Credit upon the same terms and conditions. If the Premises are conveyed by Landlord, Tenant, upon written request, shall amend the Letter of Credit to change the beneficiary thereunder to the successor landlord. In the event: (i) Tenant defaults in the performance of its obligations under this Lease, and such default is not cured within the applicable notice period provided in this Lease (provided, however that, for purposes of this Section 17.1, Tenant shall not have the right to receive any notice with respect to a monetary default more than twice during the Term); or (ii) Tenant fails to deliver, renew or replace the Letter of Credit within the applicable time limits and as otherwise provided herein, then, in any such event, Landlord or its successor or assign, in addition to all rights and remedies which Landlord or its successor or assign, may have under this Lease or at law, shall have the right to present the Letter of Credit for payment and require the issuer of the Letter of Credit to make payment to Landlord or its successor or assign the entire amount represented by the Letter of Credit. Any proceeds obtained by Landlord by presenting the Letter of Credit shall be used and applied by Landlord as the Security Deposit as provided in Section 5.6.

     17.2.       Release of Letter of Credit. If, during any Lease Year: (i)
                 ---------------------------
Tenant has, to Landlord's reasonable satisfaction, not to be unreasonably withheld, reported and achieved an annual net profit for two (2) consecutive fiscal years, and for the same two consecutive fiscal years has a net worth equal to or exceeding $25,000,000;(ii) Tenant deposits with Landlord an amount equal to two monthly installments of the then applicable Basic Rent, which deposit shall then be deemed to be the Security Deposit under this Lease; (iii) there then exists no Event of Default; and (iv) no portion of the Security Deposit has theretofore been applied and not restored, then, the amount of the Letter of Credit shall be reduced by $100,000. Any reduction of the Letter of Credit pursuant to the immediately preceding sentence shall not occur more frequently than once each Lease Year. For purposes of this Section 17.2, "net profit", and Tenant's reporting and achievement of the same shall be as determined by Landlord in accordance with generally accepted accounting principles pursuant to the financial statements delivered pursuant to Section
18.1 and such further financial information and statements as Landlord may reasonably require.

                      18. FINANCIAL STATEMENTS; INSPECTION

     18.1.       Financial Statements. The Tenant shall provide Landlord within
                 --------------------
90 days of the end of each fiscal year of Tenant and any guarantor of this Lease, including Guarantor, annual audited balance sheets, income statements and statements of cash flow for tenant and Guarantor and any other guarantor of this Lease, in form acceptable to Landlord from an independent auditor certifying such statements.

     18.2.       Inspection.   Landlord shall, upon not less than 48 hours
                 ----------
notice and not more than twice during any Lease Year have the right, at Landlord's sole expense, during normal business hours, to visit and inspect the Premises, to examine all of Tenants books of account, records, reports and other papers, to make copies and extras therefrom, and to discuss the respective affairs, finances and accounts with Tenant's respective officers, employees and independent public accountants (and by this provision, the Tenant authorizes said accountants to discuss with the Landlord the affairs and finances of the Tenant) all at such reasonable times and costs and as often as may be reasonably requested. Tenant shall not be required to pay or reimburse Landlord for such expenses unless an Event of Default has occurred.

                                 19.  FIXTURES

     19.1.       Fixtures.   All buildings on the Premises, all Improvements and
                 --------
all plumbing, heating, lighting, electrical, sprinkler, ventilation and air-conditioning fixtures and equipment, and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of Tenant and the Retained Property), whether or not attached or affixed to the Premises (hereinafter referred to as "building fixtures"), shall be and remain a part of the Premises and shall constitute the property of Landlord.

     19.2.       Equipment.   All of Tenant's trade fixtures and all personal
                 ---------
property, fixtures, apparatus, machinery and equipment now or hereafter located upon the Premises, including those items listed on Exhibit F hereto, other than
                                                   ---------
building fixtures as defined in Section 19.1 hereof, shall be and remain the personal property of Tenant, and the same are herein referred to as "Tenant's equipment."

     19.3.       Removal.   Tenant's equipment may be removed from time to time
                 -------
by Tenant, provided, however, that if such removal shall injure or damage the Premises, Tenant shall repair the damage and place the Premises in the same condition as it would have been if such equipment had not been installed.

                        20.  EVENTS OF DEFAULT; REMEDIES

     20.1.       Event of Default.   Any of the following occurrences or acts
                 ----------------
shall constitute an event of default (herein called an "Event of Default") under this Lease:

          (i) if Tenant, at any time during the continuance of this Lease (and regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings, at law, in equity, or before any administrative tribunal, which have or might have the effect of preventing Tenant from complying with the terms of this Lease), shall

               (A) fail to make any payment when due of Basic Rent, Additional Rent or other sum herein required to be paid by Tenant hereunder and such failure continues for five (5) days, or

               (B) fail to observe or perform any of the other covenants or conditions in this Lease which Tenant is required to observe and perform and such failure shall continue for fifteen (15) days after a written notice to Tenant (provided however that if a non-monetary, non-hazardous covenant is in default which by its nature cannot be fully cured within said 15 day period and within said 15 day period Tenant takes all reasonable steps needed to commence its cure and correction and diligently continues to prosecute such cure and does in fact cure or correct such default within a reasonable period thereafter, but in no event more than 30 days after the expiration of said 15-day period, then such occurrence shall not be an Event of Default hereunder), or

               (C) if a default involves a hazardous condition for which Tenant is obligated pursuant to the terms of this Lease, and is not cured by Tenant immediately upon written notice to Tenant, or

               (D) cease to operate its business and operations at abandon the Premises during the Term;

          (ii) if any representation or warranty of Tenant or any guarantor of Tenant's obligations under this Lease, including Guarantor ("guarantor"), set forth in any notice, certificate, demand, request or other instrument delivered pursuant to, or in connection with this Lease shall prove to be either false or misleading in any material respect as of the time when the same shall have been made;

         (iii) if Tenant or any guarantor, shall file a petition commencing a voluntary case under the Federal Bankruptcy Code or any other federal or state law (as now or hereafter in effect) relating to bankruptcy, insolvency, reorganization, winding-up or adjustment of debts (hereinafter collectively called "Bankruptcy Law") or if Tenant or any guarantor, shall

               (A) apply for or consent to the appointment of, or the taking of possession by, any receiver, custodian, trustee, United States Trustee or liquidator (or other similar official) of the Premises or any part thereof or of any substantial portion of Tenant's or any guarantor's, or

               (B) make a general assignment for the benefit of its creditors, or

               (C) fail to controvert in timely and appropriate manner, or in writing acquiesce to, any petition commencing an involuntary case against Tenant or any guarantor, or otherwise filed against Tenant or any guarantor, pursuant to any Bankruptcy Law, or

               (D)  take any action in furtherance of any of the foregoing;

          (iv) if an order for relief against Tenant or any guarantor, shall be entered in any involuntary case under the Federal Bankruptcy Code or any similar order against Tenant shall be entered pursuant to any other Bankruptcy Law, or if a petition commencing an involuntary case against Tenant or any guarantor, or proposing the reorganization of Tenant or any guarantor, under any Bankruptcy Law shall be filed and not be discharged or denied within ninety (90) days after such filing, or if a proceeding or case shall be commenced in any court of competent jurisdiction seeking

               (A) the liquidation, reorganization, dissolution, winding-up or adjustment of debts of Tenant or any guarantor, or

               (B) the appointment of a receiver, custodian, trustee, United States Trustee or liquidator (or any similar official) of the Premises or any part thereof or of Tenant or any guarantor, or of any substantial portion of Tenant's or any guarantor's, or

               (C) any similar relief as to Tenant or any guarantor, pursuant to any Bankruptcy Law, and any such proceeding or case shall continue undismissed, or an order, judgement or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect for ninety (90) days;

          (v) if the Premises shall be left both abandoned and without maintenance as provided herein, for a period of ten (10) days; or

          (vi) if Tenant or any guarantor of this Lease, shall commit a default under, fail to perform or breach any obligation or covenant under such guarantor's guaranty, and such default, failure or breach shall continue for 30 days after written notice to Tenant.

     20.2.     Landlord's Remedies.   Upon the occurrence and continuation of
               -------------------
any one or more of the foregoing Events of Default, Landlord at its option may, with or without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

               (i) Landlord may terminate this Lease and the Term created hereby, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith, in addition to any other sums or damages for which Tenant may be liable to Landlord, as damages a sum of money equal to the excess of the value of the Rent provided to be paid by Tenant for the balance of the Term over the fair market rental value of the Premises (which fair market value shall be computed using a present value calculation utilizing the Federal Reserve Board's then current Discount Rate), after deduction of all anticipated expenses of reletting, for said period. Should the fair market rental value of the Premises, after deduction of all anticipated expenses of reletting, for the balance of the Term exceed the value of the Rent provided to be paid by Tenant for the balance of the Term, Landlord shall have no obligation to pay to Tenant the excess or any part thereof or to credit such excess or any part thereof against any other sums or damages for which Tenant may be liable to Landlord.

               (ii) Landlord may terminate Tenant's right of possession and may repossess the Premises by forcible entry and detainer suit, by taking peaceful possession or otherwise, without terminating this Lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such Rent and upon such terms as shall be satisfactory to Landlord, and it is understood that Landlord may give priority in its efforts to renting other unleased comparable real estate which Landlord may then have available. For the purpose of such reletting, Landlord is authorized to decorate, repair, remodel or alter the Premises. If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the Rent reserved in this Lease for the balance of the Term. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of all decoration, repairs, remodeling, alterations and additions and the expenses of such reletting and of the collection of the Rent accruing therefrom to satisfy the Rent provided for in this Lease, Tenant shall satisfy and pay the difference upon demand therefor from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 20.2 from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought by Landlord for any further amounts alleged to be due.

Notwithstanding the cure or grace periods set forth above, Tenant agrees and acknowledges that (x) sums remaining unpaid shall continue to accrue interest during any such cure or grace period, at the Lease Interest Rate; (y) Tenant shall not be entitled to more than two (2) such written notices and cure or grace periods in any consecutive 12 month period during the Term of this Lease; and (z) in addition to any and all other remedies to which Landlord is entitled for the non-payment or late payment of Rent (including interest on sums due but not yet received), Landlord shall also be entitled to collect a late charge as set forth in Section 5.4.

     20.3.     Waiver.   (a) Tenant hereby expressly waives, so far as permitted
               ------
by law, the service of any notice of intention to re-enter the Premises provided for in any statute, and except as is herein otherwise provided Tenant, for and on behalf of itself and all persons claiming through or under Tenant (including any leasehold mortgagee or other creditor), also waives any and all right of redemption or re-entry or re-possession in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or repossession by Landlord or in case of any expiration or termination of this Lease. The terms "enter", "re-enter", "entry" or "re-entry" as used in this Lease are not restricted to their technical legal meanings.

     (b) No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon an Event of Default hereof, and no acceptance of full or partial Rent during the continuance of any such Event of Default, shall constitute a waiver of any such Event of Default or of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no Event of Default hereof, shall be waived, altered or modified except by a written instrument executed by Landlord. No waiver of any Event of Default shall affect or alter this Lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent Event of Default hereof.

     (c) Tenant hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right or privilege which it or any of them may have under any present or future constitution, statute or rule of law to redeem the Premises or to have a continuance of this Lease for the term hereby demised after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the Terms of this Lease or after the termination of the term of this Lease as herein provided, and (ii) the benefits of any present or future constitution, statute or rule of law which exempts property from liability for debt or for distress for Rent.

     20.4.     Injunction.   In the event of any default hereunder by Tenant or
               ----------
threatened Event of Default by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord shall be entitled to enjoin such default or Event of Default or threatened Event of Default and shall have the right to invoke any right and remedy allowed at law or in equity or by statute.

     20.5.     Remedies Cumulative.   Each right and remedy provided for in this
               -------------------
Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord or Tenant of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the party in question of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

     20.6.     Landlord's Right to Cure Events of Default.   Landlord may, but
               ------------------------------------------
shall not be obligated to, cure, at any time, without notice, any default by Tenant under this Lease. Whenever Landlord so elects, all reasonable costs and expenses incurred by Landlord, including, without limitation, reasonable attorneys' fees, together with interest thereon at the Lease Interest Rate shall be paid by Tenant to Landlord upon demand therefor.

                          21.  EXPENSES OF ENFORCEMENT

     21.1.     Expenses of Enforcement.   Tenant shall pay upon demand all
               -----------------------
Landlord's reasonable expenses, including reasonable attorneys' fees and court costs (together with interest on the amount of said fees, costs and expenses at the Lease Interest Rate) incurred either directly or indirectly in enforcing any obligation of Tenant under this Lease after an event of Default and in defending or otherwise participating in any legal proceedings initiated by or on behalf of Tenant wherein Landlord is not adjudicated to be in default under this Lease.

                        22.  SUBORDINATION TO MORTGAGES

     22.1.  Subordination.   Subject to Section 22.2, this Lease and the rights
            -------------
and interest of Tenant hereunder are subject and subordinate to any and all present and future ground or underlying leases (individually and collectively, "Ground Leases") and to the lien of any mortgage, trust deed, or other security interest, including, but not limited to any purchase money mortgage or other financing arising out of or in connection with, Landlord's purchase of the Land Parcel (individually and collectively, "Mortgages"), and to any advances made or hereafter to be made thereunder, and to the interest thereon, and all extensions, renewals, consolidations, modifications, and amendments thereof, unless the holders ("Mortgagee" or Mortgagees") of such Mortgages, or the lessors ("Ground Lessor" or "Ground Lessors") under such Ground Leases require in writing that this Lease be superior thereto. Such subordination shall be automatic and self-operative, and shall not require the execution of any further instrument to be effective. Notwithstanding the foregoing, Tenant shall at Landlord's request or at the request of any Mortgagee or Ground Lessor, as the case may be, execute such further instruments or assurances as Landlord or the Mortgagee or the Ground Lessor, as the case may be, may reasonably deem necessary to further evidence or confirm the subordination or superiority of this Lease to any such Mortgages, or Ground Leases. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so within 10 days of request by Landlord, provided that such failure shall in no way relieve Tenant from the obligation of executing such instruments of subordination or superiority.

     22.2.  Non-Disturbance and Attornment.   As a condition to the
            ------------------------------
subordination set forth in Section 22.1 above, Landlord shall deliver to Tenant, and Tenant shall execute, as soon as practical after the execution hereof, a non-disturbance and attornment agreement from any present Mortgagee, using said Mortgagee's customary form. Landlord further agrees that it shall be a condition to the subordination set forth in Section 22.1 above with respect to any future Mortgagee that Landlord deliver a non-disturbance and attornment agreement from said future Mortgagee or Ground Lessor using such Mortgagee's or Ground Lessor's then customary form, as the case may be. Tenant agrees that no action taken by the Mortgagee to enforce the Mortgage by foreclosure, or by accepting a deed in lieu of foreclosure, or by resorting to any other remedies available to the Mortgagee, shall terminate this Lease or invalidate any of the terms thereof and that Tenant will attorn to the Mortgagee, to the purchaser at a foreclosure sale, or to a grantee in a voluntary conveyance, and will recognize such entity as Landlord for the balance of the Term of the Lease, providing that, as a condition to the subordination set forth in Section 22.1 above, the Mortgagee will agree with the Tenant that, as long as no Event of Default shall exist and be continuing hereunder, Tenant's possession will not be disturbed by the Mortgagee. Such attornment shall be automatic and self-operative and no further instrument shall be required for said attornment to be effective. Notwithstanding the foregoing, Tenant shall at the request of Landlord or any Mortgagee execute such further instruments as Landlord or such Mortgagee may reasonably deem necessary to further evidence or confirm the attornment and non-disturbance set forth herein.

                23.  ESTOPPEL CERTIFICATE; CONSENT TO ASSIGNMENT

     23.1.  Form Estoppel Certificate.   Tenant shall at any time and from time
            -------------------------
to time, within ten (10) days of request by Landlord execute, acknowledge and deliver to Landlord an executed Estoppel Certificate on the form attached hereto as Exhibit D or such other form as Landlord may from time to time reasonably
   ---------
require. Any such certificate may be relied upon by any Mortgagee, assignee, prospective purchaser, prospective Mortgagee or Ground Lessor of the Premises.

     23.2.  Consent to Assignment.   From time to time during the Term of this
            ---------------------
Lease, Landlord expects to secure financing of its interest in the Premises by assigning Landlord's interest in this Lease and the sums payable hereunder. In the event of any such assignment, Tenant will, within ten (10) days of request by Landlord, execute, acknowledge and deliver to Landlord a consent to such assignment addressed to such assignee in a form satisfactory to such assignee and Tenant will produce, at Tenant's expense, such certificates, opinions of counsel and other documents as may be reasonably requested by such assignee.

     23.3.  Failure to Deliver.  Tenant hereby appoints Landlord as attorney-
            ------------------
in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant, if Tenant fails to execute and deliver within 10 days of a request by Landlord, any such Estoppel Certificate or consent to assignment as described in this Article 23 so requested by Landlord or any existing or prospective purchaser, mortgagee, assignee or ground lessor. In the event that Tenant fails to deliver a fully executed and complete Estoppel Certificate or consent to assignment within the aforesaid ten (10) day period, such failure by Tenant shall be conclusive evidence, upon which Landlord and any such purchaser, mortgagee, assignee or ground lessor shall be entitled to rely, that this Lease is in full force and effect and that Landlord is not in default, and Tenant shall be estopped from asserting against Landlord or any such purchaser, mortgagee, assignee, or any ground lessor any defaults of Landlord existing at that time; provided, however, that Tenant shall not thereby be relieved of the affirmative obligation to give such statement. Tenant's failure to complete, execute and deliver any such Estoppel Certificate or consent to assignment within the aforesaid ten (10) day period shall be deemed to be an Event of Default under this Lease.

                                  24.  MERGER

     24.1.  No Merger.   There shall be no merger of this Lease or the leasehold
            ---------
estate hereby created with the fee estate in the Premises or any part thereof by reason of the same person acquiring or holding, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leaseholder estate as well as the fee estate in the Premises or any portion thereof.

                                 25.  SURRENDER

     25.1. Surrender.   Except as otherwise expressly provided in this Lease or
           ---------
in any of the Exhibits hereto, upon the termination of this Lease whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with all improvements thereon (regardless of whether such improvements were constructed by Tenant at Tenant's expense), except the Retained Property, in their then as is condition, to Landlord. All additions, hardware, improvements, temporary or permanent, in or upon the Premises placed there by Tenant, except the Retained Property, shall become Landlord's property and shall remain upon the Premises upon such termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant, unless Landlord requests their removal. If Landlord so requests removal of said additions, hardware, or improvements and/or the Retained Property, and Tenant does not make such removal by the termination of this Lease, or within ten (10) days after such request, whichever is later, Landlord may remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal, delivery and warehousing to Landlord on demand.

     25.2.  Equipment.   Upon the termination of this Lease by lapse of time, or
            ---------
otherwise Tenant may remove Tenant's equipment in addition to any Retained property, provided, however, that the Tenant shall repair any injury or damage to the Premises which may result from such removal. If Tenant does not remove Tenant's equipment or Retained Property from the Premises prior to the end of the Term, however ended, Landlord may, at its option, remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal (including the repair of any injury or damage to the Premises resulting from such removal), delivery and warehousing to Landlord on demand. If Tenant, within thirty (30) days after the termination of this Lease, fails to recover Tenant's equipment and/or the Retained Property and pay to Landlord all amounts due and payable by Tenant to Landlord under this Section 25.2, then, Landlord may treat Tenant's equipment and/or the Retained Property, as having been conveyed to Landlord with this Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

     25.3.  Holding Over.   Any holding over by Tenant of the Premises after the
            ------------
expiration or sooner termination of this Lease shall operate and be construed to be a tenancy from month to month only, at 150% of the most recent monthly rate of Rent and other charges payable hereunder for the then Term, or at the election of Landlord expressed in a written notice to Tenant, and not otherwise, such holding over shall constitute a renewal of this Lease for one (1) year at 150% of the most recent annual Rent and upon all of the other covenants and agreements contained in this Lease, provided, however, that if Tenant quits and fully vacates the Premises within ten (10) days following such Landlord's notice then no such one year renewal shall be created, and Tenant shall be liable for the month-to-month tenancy Rent set forth above. If Tenant continues to hold over after a written demand by Landlord for possession at the expiration of this Lease or after termination by either party of a month-to-month tenancy created pursuant to this Section, or after termination of the Lease or of Tenant's right to possession pursuant to any other section hereof, Tenant shall pay monthly Rent at a rate equal to double the rate of Rent payable hereunder immediately prior to the expiration or other termination of the Lease or Tenant's right to possession. Nothing contained in this Section 25.3 shall be construed to give Tenant the right to hold over at any time, and Landlord may exercise any and all remedies at law or in equity to recover possession of the Premises, as well as any damages incurred by Landlord due to Tenant's failure to vacate the Premises and deliver possession to Landlord as herein provided.

                       26.  SEPARABILITY; SAVINGS CLAUSE

     26.1.  Separability.   Each and every covenant and agreement contained in
            ------------
this Lease is separate and independent, and the breach of any thereof by Landlord shall not discharge or relieve Tenant from any obligation hereunder. If any term or provision of this Lease or the application thereof to any person or circumstances shall at any time be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances or at any time other than those to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

     26.2.  Savings Clause.   No provision contained in this Lease which
            --------------
purports to obligate the Tenant to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it calls for payment of any interest or other sums in excess of such maximum.

                                 27.  BROKERAGE

     27.1.  Brokerage.   Each party represents and warrants to the other party
            ---------
that it has had no dealings with a broker or agent in connection with this Lease other than Markley Stearns Partners and each party covenants to pay, hold harmless and indemnify the other party from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Lease or the negotiation thereof.

                     28.  RECORDING OF MEMORANDUM OF LEASE

     28.1.  Recording.  This Lease shall not be recorded, but the parties agree,
            ---------
at the request of either of them, to execute a Memorandum of Lease for recording, containing the names of the parties, the legal description and the Term of this Lease and such other information, if any, that may be required under applicable law.

                                  29.  NOTICES

     29.1.  Notices, Demands and Other Instruments.   All notices, demands,
            --------------------------------------
requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Lease shall be in writing and shall be deemed delivered on the earlier of (a) actual receipt, or (b) the next business day after the date when sent by Federal Express or other nationally recognized overnight courier, addressed as follows:

          If to Landlord:

          Markley Stearns, Inc.
          875 North Michigan Avenue
          26th Floor
          Chicago, Illinois 60611
          Attn: Eli Stearns and Dan Sullivan

          with a duplicate copy to:

          Levenfeld, Eisenberg,
          Janger & Glassberg
          33 West Monroe Street, 21st Flr.
          Chicago, Illinois  60603
          Abraham Trieger, Esq.

          If to Tenant:

          Exodus Communications, Inc.
          2650 San Tomas Expressway
          Santa Clara, California  95051
          Attn:  Richard Stoltz

          with a duplicate copy to:

          Exodus Communications, Inc.
          2650 San Tomas Expressway
          Santa Clara, California  95051
          Attn:  Adam Wegner, Esq.


Landlord and Tenant shall each have the right from time to time to specify as its address for purposes of this Lease any other address in the United States of America upon fifteen (15) days' written notice thereof, similarly given, to the other party.

               30.  SUCCESSORS AND ASSIGNS; MEANING OF LANDLORD;
                    LIMITATION ON LANDLORD'S LIABILITY

     30.1.  Successors and Assigns.   All of the covenants, agreements,
            ----------------------
conditions and undertakings in this Lease contained shall extend and inure to and be binding upon not only Landlord and Tenant, but also all of their heirs, executors, administrators, successors and assigns the same as if they were in every case specifically named, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party, but this Section shall not operate to permit any transfer, assignment, mortgage, encumbrance, lien, charge or subletting contrary to the provisions contained in this Lease. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties herein, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

     30.2.  Meaning of Landlord.   The term "Landlord" as used in this Lease, so
            -------------------
far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers of the title to such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all personal liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease to be performed after the date of such assignment; provided that this Lease is assigned and transferred in full, and the assignee assumes all of Landlord's obligations to be performed under this Lease after the date of such assignment; and provided, further, that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this Lease, shall be paid to Tenant.

     30.3.  Limitation on Landlord's Liability.   If Landlord or any successors
            ----------------------------------
in interest shall be an individual, joint venture, tenancy in common, firm, limited liability company or partnership, general or limited, there shall be no personal liability on such individual, limited liability company, or partnership joint venture, tenancy in common, firm, or partnership, or on the members or partners of such joint venture, tenancy in common, firm, or partnership or on such joint venture, tenancy in common, firm, or partnership, in respect to any of the covenants or conditions of this Lease, and in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed, honored or performed by Landlord, Tenant shall look solely to the estate and property of Landlord in the Land Parcel and Improvements owned by Landlord comprising the Premises for the collection of any judgment (or any other judicial procedures, requiring the payment of money by Landlord) and no other property or assets of Landlord shall be subject to levy, execution, or other procedures for satisfaction of Tenant's remedies.

                               31.  MISCELLANEOUS

     31.1.  Captions.  The captions of this Lease are for convenience only and
            --------
are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

     31.2.  Applicable Law.   This Lease shall be construed and enforced in
            --------------
accordance with the laws of the state in which the Premises are located.

     31.3.  Amendment in Writing.   None of the covenants, terms or conditions
            --------------------
of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned, except by a written instrument, duly signed, acknowledged and delivered by the other party.

     31.4.  Relationship of the Parties.   Nothing contained herein shall be
            ---------------------------
deemed or construed by the parties herein, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provisions contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

     31.5.  Payments.   No payment by Tenant or receipt by Landlord of a lesser
            --------
amount than the Basic Rent herein stipulated and Additional Rent shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts, as Landlord in its sole discretion, may elect.

     31.6.  Terms.   The necessary grammatical changes required to make the
            -----
provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.

     31.7.  Lease Contains All Terms.   All prior negotiations, representations
            ------------------------
and understandings between Landlord and Tenant are merged and incorporated herein. No other agreement between Landlord and Tenant with respect to the Premises exists, unless set forth in writing and executed by the parties.

     31.8.  Tenant's Representation and Warranty.   By the execution hereof,
            ------------------------------------
Tenant and each individual signing on behalf of Tenant, does hereby represent and warrant that: (1) Tenant has the full power and authority to enter into this Lease and perform the obligations of Tenant hereunder; (2) by the execution hereof this Lease is a valid, binding obligation of Tenant, enforceable in accordance with its terms, except for the application of bankruptcy and other debtor's and creditor's laws generally; (3) all financial statements of Tenant and Guarantor of Tenant submitted to Landlord are true, correct and complete in all material respects as of the date of execution hereof. Tenant acknowledges and agrees that each and all of the foregoing representations and warranties are being relied upon by Landlord as a material inducement to Landlord's execution of this Lease.

     31.9 Landlord's Representation and Warranty.  By the execution hereof,
          --------------------------------------
Landlord and each individual signing on behalf of Landlord does hereby represent that: (1) Landlord has the full power and authority to enter into this Lease and perform the obligations of Landlord hereunder; and (2) by the execution hereof, this Lease is a valid, binding obligation of Landlord, enforceable in accordance with its terms, except for the application of bankruptcy and other debtor's and creditor's laws generally.

          32.  COVENANT OF QUIET ENJOYMENT
               ---------------------------

     32.1.  Quiet Enjoyment.  Subject to the terms of this Lease, Landlord
            ---------------
covenants and represents that Landlord has full right and power to execute and perform this Lease and to grant the estate demised herein, and that at all times when Tenant is not in default under the terms of and during the term of this Lease, Tenant's quiet and peaceful enjoyment of the Premises shall not be disturbed or interfered with by Landlord or by any person claiming by, through or under Landlord.

     32.2.  Control of Premises.  It is understood and agreed that Tenant,
            -------------------
during the term of this Lease and any extensions thereof, shall have exclusive control of the Premises, except as otherwise specifically provided for in this Lease, and neither Landlord nor any Ground Lessor or any Mortgagee may take any action pertaining to the Premises without the prior written consent of the Tenant, except as otherwise specifically provided for in this Lease.

                                 33.  EXHIBITS

     33.1.  Exhibits.   The following are Exhibits A, B, C, D, E, F and G
            --------
referred to in this Lease, which are hereby incorporated by reference herein and made a part thereof.

     (a)  Exhibit A
          To Lease:  Legal Description of Land Parcel *

     (b)  Exhibit B
          To Lease:  Basic Rent Exhibit

     (c)  Exhibit C
          to Lease:  Floor Plan *

     (d)  Exhibit D
          to Lease:  Estoppel Certificate

     (e)  Exhibit E
          to Lease:  Letter of Credit Form *

     (f)  Exhibit F
          to Lease: List of Retained Property

     (g)  Exhibit G
          to Lease: Initial Improvements *

     (h)  Exhibit H
          to Lease: Permitted Alterations *

* Omitted from the copy of this agreement with the Securities and Exchange Commission. Copies of those exhibits will be furnished supplementally to the Securities and Exchange Commission upon request.

     IN WITNESS WHEREOF, the parties have executed this Lease of the day and year first above written.

LANDLORD:                             TENANT:

600 Winter Street, L.L.C.             Exodus Communications, Inc.
a Delaware Limited
Liability Company

By: /s/ Eli Stearns                   By: /s/ Dick Stoltz
   -------------------------             -----------------------------

Its: Manager                          Name: Dick Stoltz
    ------------------------               ---------------------------

                                      Its: CFO/COO
                                          ----------------------------
                                                  (Title)


                                      Attest:
                                             -------------------------

                                      Name:
                                           ---------------------------

                                      Its:
                                          ----------------------------
                                                  (Title)

                                   EXHIBIT A
                                   ---------

                        Legal Description of Land Parcel

                                   EXHIBIT B
                                   ---------

                               Basic Rent Exhibit
                               ------------------


     LEASE YEAR                              ANNUAL AMOUNT OF BASE RENT
     ----------                              --------------------------

     Primary Term
     ------------

     1
     ((a) Months 1 through    ($19,950.00 per month)
     day immediately
     preceding the
     Expansion Date)

     ((b) Expansion Date ($53,200.00 per month) through last day of first Lease Year)



2                             $651,168.00
3                             $664,191.36
4                             $677,475.19
5                             $691,024.69
6                             $704,845.18
7                             $718,942.09
8                             $733,320.93
9                             $747,987.35
10                            $762,947.10


First Extended Term
-------------------

11                            $778,206.04
12                            $793,770.16
13                            $809,645.57
14                            $825,838.48
15                            $842,355.25
16                            $859,202.35
17                            $876,386.40
18                            $893,914.13
19                            $911,792.41

20                            $930,028.26

                                   EXHIBIT C
                                   ---------

                                   Floor Plan

                                   EXHIBIT D
                                   ---------

                              Estoppel Certificate


     The undersigned, ___________________________________ (the "Tenant") is the
tenant under a lease (the "Lease") dated ___________________ (the "Lease") between the Tenant and _______________________________________________, an
________________________ (the "Landlord") of certain real property located in the County of _________ in the State of ______________ as described on attached Exhibit A (the "Premises") to the Lease. With the understanding that ________________________________ ("Lender") will rely upon the representations made herein in making a mortgage loan of $________ (the "Loan") to _____________________________________ evidenced by a Secured Promissory Note
(the "Note") executed by Landlord in favor of Lender and secured by a ____________________ _______________________________________ (the "Deed of
Trust") creating a first lien on the Premises and an Assignment of Leases and Rents creating a direct and absolute assignment to Lender all of Landlord's rights, title and interest as Landlord in and to the Lease, Tenant hereby represents and certifies as follows:

     1. The Tenant is the owner and holder of all rights, title and interest in the Tenant's leasehold estate created by the Lease. Tenant has no actual knowledge of any prior assignment of the Landlord's interest in the Lease.

     2. To Tenant's knowledge, Landlord does not have any unsatisfied obligations to the Tenant arising out of or incurred in connection with the construction of the Improvements on the Premises, the sale of the Premises to the Landlord or the leasing of the Premises to the Tenant, and no right of termination or offset exists with respect to any Rent or other sums payable or to become payable by the Tenant under the Lease.

     3. All building permits and certificates of occupancy, if any, required for the operation of the Premises by the Tenant have been obtained, and under applicable zoning and use laws, ordinances, rules and regulations, as well as environmental protection laws, the Premises may be used for the purposes contemplated by the Tenant.

     4. The Lease is in full force and effect and has not been modified, supplemented, canceled or amended in any respect except as stated above.

     5. The term of the Lease commenced on or before ___________ and continues through at least _______________. The Tenant is obligated to pay Rent in monthly installments in an amount not less than $___________, which Rent obligation is continuing and is not past due or delinquent in any respect. No installment of Rent has been or will be prepaid more than one month in advance.

     6.  The Premises comprise a light industrial facility.

     7. To the best of Tenant's knowledge after reasonable inquiry, no event has occurred or is continuing which would constitute a default by Tenant under the Lease or would constitute such a default but for the requirement that notice be given or that a period of time elapse or both.

     8. The Tenant agrees to deliver to Lender duplicate original copies of all notices, offers, undertakings, demands, statements, documents or other communications which it may deliver pursuant to the Lease.

     9. The Tenant agrees that its obligations set forth in Section 2.1 of the Lease concerning indemnification are modified to include Lender, its successors and assigns and its agents, servants, employees, officers and directors.

     10. Any provisions of the Lease notwithstanding and so long as the Loan is outstanding, Tenant agrees that it will not cause or permit any termination of the Lease (except in accordance with the terms of the Lease).

     11. Without the prior written consent of the Lender, Tenant agrees not to enter into any agreement subordinating or terminating the Lease (except in accordance with the terms of the Lease) nor to enter into any agreement amending or modifying the Lease and any attempted subordination or amendment or termination (except in accordance with the terms of the Lease) shall be void.
In the event that the Lease shall be amended, modified or supplemented with the Lender's prior written consent, the Lease as so amended, modified or supplemented shall continue to be subject to the provisions of this Certificate,

Tenant covenants and agrees with Lender that Tenant shall remain obligated under the Lease in accordance with its terms and that it will not take any action to terminate, rescind or void the Lease notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting the Landlord or any assignee of the Landlord, and notwithstanding any action with respect to the Lease which may be taken by an assignee or receiver of the Landlord or any such assignee or by any court in any such proceedings.

     12. This Certificate shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns, and to no other person or entities, and any representations, warranties and agreements made herein shall survive the closing of the Loan between the Lender and Landlord.

     13. For so long as the loan is outstanding, Lender or its designee may upon reasonable notice enter upon the property during regular business hours to visit or inspect the Premises at such reasonable times as Lender or its designee may request.

     14. To the best of Tenant's knowledge after reasonable inquiry, neither the execution, delivery nor performance of the Lease or this Certificate by Tenant shall violate any applicable law, order, writ, injunction or decree of any court or government authority of competent jurisdiction or result in any default in the terms of any agreement or instrument to which Tenant is a party or create any lien, charge or encumbrance upon said property except those expressly created or permitted by the Lease.

     15. The Lease and this Certificate have been duly authorized, executed and delivered by Tenant and constitute legal, valid and binding instruments enforceable against Tenant in accordance with their respective terms, except to the extent such terms may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally.

     16. The provisions of the Lease, including those providing for payments thereunder, were negotiated at arms length and no consent, authorization or approval of any government authority is necessary in connection with Tenants execution, delivery or performance of the Lease or this Certificate.

     17. Except as set forth herein, between Landlord and Tenant, the execution and delivery of this Tenant's Estoppel Certificate shall in no way expand the rights and obligations of Tenant arising under the Lease.

     In witness whereof, this Certificate has been duly executed and delivered by the authorized officers of the undersigned as of ____________________.


                              _________________________________


Attest:____________________   By:______________________________

Name:______________________   Name:____________________________

Its:_______________________   Its:_____________________________
          (Title)                  (Title)

                                   EXHIBIT E
                                   ---------

                                Letter of Credit

                                   EXHIBIT F
                                   ---------

                           List of Retained Property

1.   All generators, fuel tanks and enclosures.
2.   All UPS systems, battery cabinets, and associated transformers.
3. All electrical upgrade equipment including transformers, automatic transfer switches, breaker panels and distribution panels.
4.   All parabolic light fixtures.
5.   Computer raised floor tile and supports.
6.   FM200 fire suppressions system.
7.   Security/surveillance system.
8.   Furniture and systems furniture, consoles, cabinets, cages and racks.
9.   Computer equipment, servers, phone switch, telco system equipment.
10.  Full height glass walls.
11.  HVAC units and associated condensers.
12.  Appliances.

                                   EXHIBIT G
                                   ---------

                              Initial Improvements

                                   EXHIBIT H
                                   ---------

                             Permitted Alterations





                                      H-1